UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2004


Item 1. Report to Stockholders.

Calvert

Investments that make a difference (R)

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September 30, 2004

Annual Report

Calvert Social

Investment Fund

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Table of Contents

Chairman's Letter

2

President's Letter

5

Portfolio Management Discussion

8

Shareholder Expense Example

28

Report of Independent Registered Public Accounting Firm

33

Statements of Net Assets

34

Notes to Statements of Net Assets

70

Statements of Operations

74

Statements of Changes in Net Assets

76

Notes to Financial Statements

84

Financial Highlights

93

Explanation of Financial Tables

111

Proxy Voting and Availability of Quarterly Portfolio Holdings

113

Trustee and Officer Information Table

114

Dear Shareholder:

As the reports from your CSIF Portfolio managers demonstrate, the markets made positive headway over the last 12 months, though most of the significant gains slowed or stopped in mid-January. The slowing resulted from concerns about extensive leveraging in the economy, fully priced assets, and record oil prices. These developments, combined with ever-growing trade and budget deficits, are keeping a lid on the prospects for continued strong returns in U.S. markets.

In My View

Political disregard of both the deficits and impending threats to Baby Boomers' expectations for their retirement years is pushing us toward an eventual fiscal crisis. America has been fortunate in getting cheap financing from the rest of the world, where mercantilist policies prevail for countries' own political needs.

East Asia, for example, lends to the U.S. so we can continue buying their goods, helping to address their need for social stability. But even the International Monetary Fund is indicating its concern that this trend is drifting into a dangerous imbalance, which is first showing signs in skyrocketing prices for commodities and a falling dollar.

Unfortunately, this situation -- much like the tech bubble -- can probably continue beyond what's rational for a while. While America's productivity has been a big plus in forestalling serious economic consequences, we must quickly put our immigration policies back on a track that ensures America as the world's source of innovation.

Solutions lie in cooperation, creative technology

We must continue to explore viable visions in which working together can lead to solutions for not only our own but the world's challenges. For example, Philadelphia is already considering providing free, high-speed Internet, including telephony. The cost to the city would be a tiny fraction of what users collectively pay today.

In another example, a personal one, I no longer own a car. Instead, I use electronic rental cars parked in my neighborhood. I jump in, drive, and pay about $9 per hour for the use of the vehicle. The company that provides the vehicles pays for insurance, maintenance, and fuel. Sharing is convenient, lower cost, and lowers negative environmental impact.

Grander opportunities can be provided by new technologies, if only we open the way for them. Some have suggested that new enzyme and membrane technologies could permit grain to be converted to fuel, fostering near-total energy independence for automobile fuel (although we may need to redesign our engines to be truly cost effective). Efforts like this, which address environmental and geopolitical problems, are encouraged by the kind of responsible investing practiced by your Fund.

Shareholder Activism

Calvert shareholder activism focuses on supporting good companies that can become even better at helping create a fair, sustainable society. Our advocacy efforts for this year included filing a record 34 shareholder proposals, of which 16 were successfully withdrawn when the companies agreed to our requests. Of the remaining proposals, three received SEC exemptions, 12 went to vote, two were not officially presented, and one is to be voted on in November 2004.

Key themes for this year's efforts were board diversity and social/environmental disclosure. Fourteen resolutions asked companies to prepare sustainability reports based on Global Reporting Initiative guidelines for voluntary corporate reporting on the economic, environmental, and social impacts of operations. We've been able to withdraw half of these resolutions after companies agreed to reporting. On resolutions that went to vote, support ranged from 20.3% to 42.2%.

Six of ten companies agreed to shareholder proposal requests that Calvert's Model Nominating Committee Charter Language on Board Diversity be adopted. The language helps ensure that women and minority candidates be included in every director search. Up next in our advocacy efforts: a focus on companies' adopting greenhouse-gas-emission reduction targets.

Special Equities

Your Fund makes small investments in young, innovative companies with compelling environmental or social stories and solid investment potential. We see broader interest building in the industries we've been involved with for many years through this program, and a number of our portfolio companies are emerging as leaders, particularly in health and clean technology. This year, we invested in Powerzyme, a maker of portable-electronics batteries that use enzymes much as living cells store and transport energy. Powerzyme has achieved from its prototypes results that compare very well to standard battery types in power density, battery life, weight, ease of use, and cost.

Another addition to our portfolio is Chesapeake PERL (CPERL), which has successfully developed a commercial process for producing customized complex proteins. Such proteins are needed for varied applications, particularly in diagnostic and drug research. They are, however, in short supply, given the time and expense required to create production facilities that use conventional fermentation and cell-culture methods. CPERL's low-cost, flexible, readily scaleable alternative production platform uses insect larvae as miniature bioreactors.

Community Investments

Your Fund invests 1% of its assets at below-market rates to community loan funds through the Calvert Social Investment Foundation. Our goal: fostering social equity and development. Recent Foundation investments include Manna, Inc., EcoLogic Finance, and XAC Bank.

Manna, Inc. seeks to rebuild District of Columbia neighborhoods by acquiring and renovating existing homes, constructing new homes, providing assistance to new homeowners, and operating a revolving loan fund. Among its programs is the Homebuyers Club, a recognized model for first-time homebuyers that focuses on savings, debt, and credit.

EcoLogic Finance offers affordable financial services to community-based businesses in environmentally sensitive areas of Latin America, Africa, and Asia. Through EcoLogic, Sonia Lopez, a single mother and coffee farmer (four acres in the Nicaraguan mountains), along with 40 other women farmers, receives a portion of Fair Trade proceeds from exports of specialty coffee.

A commercial bank in Mongolia, XAC Bank offers loans in amounts from $500 to $27,000 U.S., particularly in low-income and remote rural areas. Enhtuya Yansan, a stationery shop owner in the city of Nalayh, has used three different XAC loans to expand her business since she opened it in 2002.

Looking Forward

As the Fund's performance, social activism, Special Equities program, and community investment efforts demonstrate, vision and cooperation can provide strong positive models for the larger investment community. Our mission is to keep these models vibrant and a beacon for others. Thank you for your investment in the Fund and your involvement with an approach to mutual fund investing that's helping to create a more just and sustainable world.

Sincerely,

/s/D. Wayne Silby

Chairman (Non-Executive)

Calvert Social Investment Fund

October 2004

Dear Shareholder:

Through the reporting year ended September 30, 2004, economic growth and corporate profits have maintained strength, though markets have certainly been influenced by concerns about the war in Iraq, record oil prices, the U.S. Presidential election, and rising interest rates.

Against this backdrop, equities (as measured by the S&P 500) posted healthy 12-month returns of 13.86%, while the smaller-capitalization Russell 2000(TM) Index appreciated by 18.77% for the same period. Generally, value funds performed better than growth funds during this 12-month period.1 On the international front, overseas stocks (as measured by the MSCI EAFE (TM) Index), generally outperformed their U.S. counterparts, boosted in part by currency exchange rates.

Notably, the majority of gains in U.S. stocks occurred between October and December of 2003. With the new calendar year, caution over political and macroeconomic events resulted in a pull-back from stock investors' risk-embracing attitudes and a flatter stock market for most of 2004.

Bond-market enthusiasm was tempered during the reporting period by the three hikes in Fed funds target rates. However, apparently reflecting investor confidence in the Fed's tighter, more measured monetary policies, bonds posted their best quarterly performance in the second quarter of 2004, the period that saw the first rate hike.

Your Investments

In the stock market, lower-quality stocks led domestic-equity returns in 2003, and -- as our shareholders know and we believe appreciate -- our equity funds favor higher-quality stocks. We have begun to witness the reversing of this trend in 2004 as higher-quality stocks have gained some ground, an environment that gives us cause for optimism looking forward.

Calvert continued this year to strive toward our dual goals of favorable investment results and positive environmental, corporate governance, and social impact. On the investment side, we are very pleased that several Calvert funds have been recognized during the year by the industry for their excellence. Daniel Boone III, the manager of our largest stock fund, CSIF Equity Portfolio, won the "Excellence in Fund Management Award" from Standard & Poor's. As a result, BusinessWeek magazine included Boone among their "Best Fund Managers of 2004."2 In addition, CSIF Bond Portfolio--whose management team is headed by Greg Habeeb, a recognized fixed-income industry leader--won the 2004 Lipper Fund Award in the Corporate Debt A Rated category.3 Finally, we're pleased that John Montgomery, manager of Calvert Large Cap Growth Fund, was named to the USA Today "All Star Mutual Fund Team." 4

Two Additions to Our Fund Family

I'm proud to announce the fourth-quarter 2004 launch of two new Calvert funds--the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund--offering investors additional diversification opportunities within the Calvert family of funds. Both are managed by Chicago-based Channing Capital Management LLC, whose founding principal Eric McKissack is formerly of Ariel Capital Management. At Ariel, Mr. McKissack was the lead manager of the Ariel Appreciation Fund, a mid-cap value portfolio. We believe the combination of Channing Capital's investment expertise and Calvert's industry-leading corporate social research make these attractive products for investors.

Other Calvert Initiatives

In June 2004, we launched the Calvert Women's Principles, the first global code of conduct for corporations that is focused on addressing gender inequalities and empowering, advancing, and investing in women worldwide. This landmark initiative has been making headlines in media in the U.S. and abroad, including The Wall Street Journal, BusinessWeek, The Christian Science Monitor, NPR Marketplace Morning Report, and Associated Press Worldstream.

With the introduction of several innovative tools for advisors and investors, Calvert once again received awards in 2004 for Web marketing excellence from the Web Marketing Association and Dalbar, a leading financial-services market research firm.

On the shareholder advocacy front, we made significant inroads during the 2004 proxy season in the areas of board diversity and corporate disclosure of key environmental information. As discussed in the Chairman's letter, of the 34 shareholder resolutions filed by Calvert, 16 were successfully withdrawn after the companies agreed to the terms of the specific resolutions.

As these achievements demonstrate, Calvert continues our leadership in investment management excellence and in encouraging corporate responsibility toward the environment and society globally.

As always, we encourage our shareholders to keep their long-term investment objectives front and center, avoiding reactions to short-term market and economic developments. Maintaining a sound, diversified strategy based on personal goals, individual risk tolerance, and investment time horizon is a time-tested, prudent approach. Working with a financial professional can help you gain important insights into investment markets, personal investment planning, and the discipline it takes to stay with a thoughtful strategy. Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

/s/Barbara J. Krumsiek

President and CEO

Calvert Group, Ltd.

October 2004

1. For the 12-month period ended September 30, 2004, the Russell 3000 Value Index returned 20.89% versus 7.82% for the Russell 3000 Growth Index.

2. BusinessWeek, March 22, 2004. BusinessWeek evaluated funds for the best risk-adjusted total returns over the past five years. BusinessWeek considered funds open to new investors that had at least $100 million in assets, a minimum investment of no more than $26,000, and a fund manager at the helm of the portfolio for at least five years. S&P evaluated each fund's one-, three-, and five-year performance against its peer group. S&P also evaluated expenses, turnover, portfolio composition, investment style, and consistency.

3. The Lipper award was for CSIF Bond Portfolio Class I shares and was based on the fund in each Lipper classification that achieved the highest Consistent Return scores. The Portfolio is in the Lipper A-Rated Corporate Debt Funds category. A fund's Consistent Return score evaluates its risk-adjusted returns, adjusted for volatility, relative to peers, for the overall period ended December 31, 2003. The fund was chosen from among 149 funds. Lipper Fund Awards are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

4. USA Today, "Fund Manager All Star Mutual Fund Team," February 26, 2004. Using the Morningstar database, USA Today evaluated U.S. diversified stock funds for their risk-adjusted three- and five-year performance in their peer group category. The same manager had to have been at the helm of the fund for at least five years and the fund had to be open to new investors.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com to obtain performance data current to the most recent month-end.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

James B. O'Boyle

Portfolio Manager

Thomas A. Dailey

Portfolio Manager

of Calvert Asset Management Company

Performance

For the 12-month reporting period ended September 30, 2004, CSIF Money Market Portfolio shares returned 0.44%, versus the 0.42% return for the Lipper Money Market Funds Average.

Investment Climate

Over the reporting period, the U.S. economy grew a reported 3.8% -- a solid performance compared to the long-term average of 3.3%. Despite a 70% run-up in the price of crude oil, core measures of inflation remained quite tame, rising 1.5%. Headline consumer price inflation, which includes foods and energy, was up around 2.5%.

The labor market, however, under-performed versus past expansions. Over the last year, the average monthly gain in payrolls was an anemic 143,000, and the pace decelerated to 103,000 per month in the last three months of the reporting period. A solid economic expansion typically features average monthly payroll gains in excess of 200,000. Consumption ran at a good pace, but stimulation from interest-rate and tax cuts has largely worked its way through the economy. In June, the Fed started removing some of its monetary policy accommodation and has since hiked the target Fed funds rate three-quarters of a point, bringing the targeted rate to a still-low 1.75%.

Market interest rates showed little movement year-over-year, with the benchmark ten-year Treasury note yield increasing about 0.25% and the 30-year conventional fixed-rate mortgage falling 0.25%. However, these measurements masked much volatility in interest rates. Market participants first drove interest rates substantially higher and then turned around and pushed them lower. Despite Fed rate hikes, the outlook for the economy became a bit clouded as a result of slow hiring, broadly higher energy prices, and a large load of household debt. That led to a consensus downgrade of prospects for economic growth from quite firm to just adequate. In addition, record cumulative purchases of U.S. Treasuries by foreign central banks were a powerful force that kept interest rates low and financed almost the entire U.S. budget deficit.

Money Market Portfolio Statistics

September 30, 2004

Investment Performance
	6 Months	12 Months
	ended	ended
	9/30/04	9/30/04
Money
Market Portfolio	0.26%	0.44%
Lipper Money
Market Funds Avg.**	0.25%	0.42%

Maturity Schedule

	Weighted Average
9/30/04	9/30/03
34 days	39 days

Average Annual Total Returns

One year	0.44%
Five year	2.52%
Ten year	3.70%
Since inception	5.28%
(10/21/82)

	% of Total
Investment Allocation	Investments
Taxable Variable Rate
Demand Notes	83%
U.S. Government Agencies
and Instrumentalities	14%
Loans and Deposit Receipts
Guaranteed by U.S.
Government Agencies	2%
Certificates of Deposit	1%
Total	100%

Total return assumes reinvestment of dividends. Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.

Portfolio Strategy

During the period, we reduced the average days-to-maturity of the Portfolio by focusing our purchases in the short end of the money-market yield curve. At the same time, we focused on adding variable-rate securities that reset as market rates rise. In doing so, we positioned the Portfolio to take advantage of rising money-market rates expected to result from market expectations and Fed tightening.

Outlook

Looking ahead, we expect to remain within an up cycle in interest rates. Thus far, this bear cycle has been gentle compared with those experienced in the three bear-market cycles since the mid-1980s. However, it has been punctuated by bouts of extreme price volatility. We continue to recommend that investors remain cautious with regard to interest-rate exposure and maintain a diversified portfolio to provide incremental income over credit-risk-free Treasuries.

October 2004

The performance data quoted represents past performance, which does not guarantee future results. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com to obtain performance data current to the most recent month-end. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union

Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Balanced Portfolio Statistics

September 30, 2004

Investment Performance

(total return at NAV)
	6 Months	12 Months
	ended	ended
	9/30/04	9/30/04
Class A	(0.37%)	8.77%
Class B	(0.89%)	7.63%
Class C	(0.84%)	7.71%
Class I**	(0.37%)	8.77%
Lehman Aggregate Bond Index TR*	0.68%	3.68%
Lehman U.S. Credit Index*	0.64%	4.44%
Russell 1000 Index*	(0.43%)	13.90%
Lipper Balanced Funds Avg.*	(0.70%)	9.20%

Ten Largest Long-Term Holdings
% of Net Assets
Microsoft Corp.	1.8%
Johnson & Johnson	1.5%
Pfizer, Inc.	1.4%
RBS Capital Trust I
2.775%, 9/29/49	1.3%
International Business Machines Corp.	1.2%
American International Group Inc.	1.2%
Bank of America Corp	1.1%
Bellsouth Corp	1.1%
EOG Resources, Inc.	1.0%
J.P. Morgan Chase & Co.	1.0%
Total	12.6%

Portfolio Management Discussion

Steve Falci,

Chief Investment Officer, Equities

of Calvert Asset Management Company

Performance

For the year ending September 30, 2004, Calvert Social Investment Fund Balanced Portfolio's Class A shares returned 8.77%. The Russell 1000 Index (TM) -- a measure of U.S. large-cap stock performance -- returned 13.90% for the period, and the Lehman U.S. Credit Index -- a measure of private-sector, investment-grade bond performance -- returned 4.44%. A blend of these indices in the same proportion as the Portfolio's long-term asset allocation target (60% to stocks and 40% to bonds) produces a total return of 10.12%.

On June 30 of this year, New Amsterdam Partners LLC replaced Brown Capital Management as an equity manager for the Portfolio. New Amsterdam was selected for its strong investment process, proven track record, experience in environmentally and socially screened portfolios, and investment style, which is complementary to that of the Portfolio's primary equity manager, State Street Global Advisors (SSgA).

We have also added Union Heritage, an African-American-owned firm, as our second manager in the Fund's Manager Discovery Program. This program seeks to identify top-performing minority and woman-owned investment management firms that, while small in size, are proving their capabilities as top-flight managers.

** Note Regarding Class I Shares Total Returns: During the reporting period there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the period June 30, 2003 through September 30, 2004.

* Source: Lipper Analytical Services, Inc.

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

Balanced Portfolio Statistics

September 30, 2004

Average Annual Total Returns

(with max. load)
Class A Shares
One year	3.62%
Five year	(0.14%)
Ten year	6.39%

Class B Shares
One year	2.63%
Five year	(0.40%)
Since inception	0.53%
(4/1/98)
Class C Shares
One year	6.71%
Five year	(0.20%)
Ten year	5.76%

Balanced Portfolio Statistics

September 30, 2004

Average Annual Total Returns

(with max. load)
Class I Shares*
One year	8.77%
Five year	1.16%
Since inception	1.13%
(3/1/99)

Asset Allocation
Stocks	61%
Bonds	34%
Cash & Cash Equivalents	5%
100%

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

* Note Regarding Class I Shares Total Returns: During the reporting period there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through September 30, 2004.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. New subadvisors began effective June 30, 2004. Earlier subadvisor changes occurred in March 2002 and July 1995.

Past performance is no guarantee of future results.

Investment Environment

One year ago, investors were rejoicing at the first anniversary of the end of the post-technology-bubble bear market. Since the trough of that bear market, U.S. equity markets had posted solid double-digit returns, as many of the stocks that suffered the greatest distress in the bear market rebounded strongly. Bond investors displayed similar bullishness as credit spreads -- the difference in yield between corporate bonds and U.S. Treasuries -- narrowed. Very low interest rates, a profit recovery, and rebounding economic growth were the seeds of this widespread rally. Since the beginning of the reporting period, investors' enthusiasm has cooled, and the performance of both stock and bond markets moderated in the reporting period.

For bonds

For bonds, the reason for reduced investor enthusiasm is easy to identify: the Federal Reserve raised short-term interest rates for the first time since May 2000. First at the end of the June, and then twice more in the third quarter of this year, the Fed announced hikes of the Fed funds rate target. Each announcement was largely in line with investors' expectations. Interestingly, bonds turned in their best quarterly performance in the same quarter that the Fed raised rates. That performance appears to have been a vote of confidence in the Fed's measured, tighter monetary policies.

For stocks

Stock returns, while solidly positive for the period, lagged the prior 12-month period as well. For stocks, the first quarter of the reporting period was the strongest, accounting for the lion's share of annual returns. In the closing quarter of calendar 2003, the stock market continued to display the risk-embracing tone that had generally driven stocks upward since the bear-market bottom in October 2002. Early in 2004, investors pulled back. Caution, more than risk taking, set the tone. Certainly, the inevitable slowing of pace in year-over-year earnings growth limited the market's upside. Macroeconomic and political events joined to rein in investors' enthusiasm. Anticipation of rising interest rates limited upside potential for stocks as well as bonds. The rise in oil prices to $50 per barrel ate into consumers' discretionary funds. These factors, coupled with continued troubles in Iraq and a contentious Presidential election, have set a tone of caution in the face of uncertainty.

Portfolio Strategy

The Portfolio's mix of stocks and bonds was fairly stable over the course of the reporting period and was in line with our stated goal of allocating 60% of assets to stocks and 40% to bonds.

Stock investments

Through the porting period, the Portfolio's stock investments were distributed primarily across four key economic sectors: Financial Services (25.3%), Technology (14.8%), Consumer Discretionary (15.8%), and Health Care (13.8%), roughly reflecting the sector allocations of the Russell 1000™ Index. As a result, performance of the Portfolio's holdings in these key sectors dictated overall performance. Our investments in the Technology sector caused the greatest portion of stock-portfolio underperformance. Unlike last year, when Tech stocks led the way, Techs were the poorest performers in the Russell 1000 and in the Portfolio during the reporting period. Here, a slight overweighting to the sector relative to the Russell 1000 (i.e., sector selection) and the weaker performance of individual Portfolio holdings in the sector relative to Tech in the Russell 1000 (i.e., stock selection) combined to produce poor relative performance in the Portfolio as a whole. On the positive side, stock selection in both the Consumer Discretionary and Financial Services sectors provided a boost to returns.

Bond investments

The Portfolio's bond investments performed well during the period, as our manager's decision to shorten bond portfolio duration to reduce exposure to interest-rate risk proved beneficial in the first three quarters of the period. (Duration is a measure of a bond fund's sensitivity to changes in the direction of interest rates. Generally, the longer the duration of the bond fund, the more sensitive it is to interest-rate changes.) Bonds posted weak relative returns as rates rose in anticipation of the Fed's reversal of easy monetary policies. The Portfolio further benefited from past decisions to raise overall credit quality. In the closing quarter of the period, long rates dropped and bond prices rose as investors expressed confidence in the Fed and anticipated future modest rate increases as economic growth moderates. While the bond portfolio was not ideally positioned to benefit from this strong bond bounce back, our portfolio structure -- which achieves duration target by mixing long bonds and very-short-maturity issues -- weathered the period well.

Outlook

While both history and current market valuation would appear to support higher equity prices, market uncertainty remains as a result of competing influences. Good, but not great, economic growth (as measured by GDP), along with slowing but positive corporate profits, has given investors cause for reflection. Growth remains threatened by oil's trading in excess of $50 a barrel. However, the consensus view is that Fed rate hikes will be modest and measured. In addition, coming off of historical lows, a modestly higher interest rate environment bodes well for the economy and profits in the long run. While the short-term direction of the market remains uncertain, history tells us that equity investors with a long-term horizon and valuation perspective have been rewarded.

We are pleased with our new lineup of equity managers and feel confident that the complementary styles of SSgA and New Amsterdam can contribute to strong Portfolio performance going forward, along with the continued strong contribution from Calvert Asset Management Company (CAMCO), our industry-leading fixed-income team.

October 2004

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com to obtain performance data current to the most recent month-end.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

Gregory Habeeb

Senior Portfolio Manager

Matt Nottingham, CFA

Portfolio Manager

of Calvert Asset Management Company

Performance

For the 12-month period ended September 30, 2004, Calvert Social Investment Fund (CSIF) Bond Portfolio Class A shares returned 5.97%, outperforming the benchmark Lehman U.S. Credit Index's return of 4.44%. The Portfolio also outperformed its peer group, as measured by the Lipper Corporate Debt Funds A-Rated Average's return of 3.42% for the period. Relative performance was positively affected by favorable credit selection and strategic yield-curve positioning. As short-term interest rates rose more than did longer-term rates, the overweight to longer maturities, coupled with an underweight to the short end of the yield curve, enhanced returns. In addition, we saw positive results from our significant position in floating-rate securities, which re-set upwards as short-term rates rise.

Bond Portfolio Statistics

September 30, 2004

Investment Performance

(total return at NAV)
	6 Months	12 Months
	ended	ended
	9/30/04	9/30/04
Class A	1.38%	5.97%
Class B	0.93%	5.11%
Class C	0.99%	5.06%
Class I	1.71%	6.62%
Lehman Aggregate Bond Index TR**	0.68%	3.68%
Lehman U.S. Credit Index**	0.64%	4.44%
Lipper Corporate Debt Funds A Rated Avg.**	0.34%	3.42%

Maturity Schedule
Weighted Average
9/30/04	9/30/03
9 years	12 years

SEC Yields
	30 days ended
	9/30/04	9/30/03
Class A	2.30%	3.33%
Class B	1.50%	2.58%
Class C	1.51%	2.59%
Class I	2.97%	4.03%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

**Source: Lipper Analytical Services, Inc.

Bond Portfolio

Statistics

September 30, 2004

Average Annual Total Returns

(with max. load)
Class A Shares
One year	2.03%
Five year	6.85%
Ten year	6.99%

Bond Portfolio

Statistics

September 30, 2004

Average Annual Total Returns

(with max. load)
Class B Shares
One year	1.05%
Five year	6.64%
Since inception	5.56%
(4/1/98)

Class C Shares
One year	4.06%
Five year	6.57%
Since inception	5.38%
(6/1/98)

Class I Shares
One year	6.62%
Since inception	8.42%
(3/31/00)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. Past performance is no guarantee of future results.

In recognition of the Portfolio's consistent quality and success, CSIF Bond Portfolio received a 2004 Lipper Fund Award for achieving the highest consistent return scores in its Lipper category.1

Investment Climate

Over the reporting period, the U.S. economy is reported to have grown 3.8% -- a solid performance compared to the long-term average of 3.3%. Despite a 70% run-up in the price of crude oil, core measures of inflation remained quite tame, rising 1.5%. Headline consumer price inflation, which includes food and energy, was up around 2.5%.

The labor market, however, under-performed versus past expansions. Over the last year, the average monthly gain in payrolls was an anemic 143,000, and the pace decelerated to 103,000 per month in the last three months of the reporting period. A solid economic expansion typically features average monthly payroll gains in excess of 200,000. Consumption ran at a good pace, but stimulation from interest-rate and tax cuts has largely worked its way through the economy. In June, the Fed started removing some of its monetary policy accommodation and has since hiked the target Fed funds rate three-quarters of point, bringing the targeted rate to a still-low 1.75%.

Market interest rates showed little movement year-over-year, with the benchmark ten-year Treasury note yield increasing about 25 basis points, or 0.25%, and the 30-year conventional fixed-rate mortgage falling 25 basis points, or 0.25%. However, these measurements masked much volatility in interest rates. Market participants first drove interest rates substantially higher and then turned around and pushed them lower. Despite Fed rate hikes, the outlook for the economy became a bit clouded as a result of slow hiring, broadly higher energy prices, and a large load of household debt. That led to a consensus downgrade of prospects for economic growth from quite firm to just adequate. In addition, record cumulative purchases of U.S. Treasuries by foreign central banks were a powerful force that kept interest rates low and financed almost the entire U.S. budget deficit.

Bond Portfolio Statistics

September 30, 2004
Economic Sectors	% of Investments
Asset Backed Securities	8.3%
Bank	10.0%
Brokerage	2.6%
Equity Securities	2.2%
Finance	7.3%
Government Agency
Obligations	20.2%
Industrial	14.1%
Industrial - Finance	2.2%
Insurance	7.5%
Municipal Obligations	16.5%
Real Estate Investment
Trust	3.0%
Sovereign Obligations	0.3%
Transportation	2.1%
Utility	3.3%
Other	0.4%
Total	100.0%

Portfolio Strategy

For the reporting period

We positioned the portfolio for a rising-rate environment, maintaining a low average duration versus our benchmark and peer group. (Duration is a measure of a bond fund's sensitivity to changes in the direction of interest rates. Generally, the longer the duration of the bond fund, the more sensitive it is to interest-rate changes.) And, because we anticipated the flattening of what had been a very steep, positively sloped yield curve, we positioned the Portfolio with an overweight to longer-maturity, higher-yielding securities and an underweight to the short end of the curve. We employed what is referred to as a "barbell" strategy -- one in which investments are concentrated at two ends of the maturity curve.

In addition, we saw value in reducing our exposure to corporate bonds, which we viewed as relatively expensive, in favor of higher-quality, attractively priced taxable municipal bonds.

Overall, credit selection resulting from strong fundamental analysis, combined with screening for corporate, environmental, and social responsibility, added to performance. Our relative-value approach to seeking out undervalued or overlooked securities was also a driver of returns.

Going forward

We intend to maintain our current short-relative-duration position in anticipation of rising interest rates through 2005. Because we expect the yield curve to continue flattening as the Federal Reserve raises short-term interest rates, we will continue our barbell yield-curve strategy, though likely to a lesser degree than we have employed it through this reporting period.

Outlook

Looking ahead, we expect to remain within an up cycle in interest rates. Thus far, this bear cycle has been gentle compared with those experienced in the three bear-market cycles since the mid-1980s. However, it has been punctuated by bouts of extreme price volatility. We continue to recommend that investors remain cautious with regard to interest-rate exposure and maintain a diversified portfolio to provide incremental income.

October 2004

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com to obtain performance data current to the most recent month-end.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

Dan Boone

of Atlanta Capital Management Company

Performance

Calvert Social Investment Fund Equity Portfolio Class A shares returned 7.48% over the one-year period ended September 30, 2004. The Fund's benchmark, the Standard and Poor's 500 Index -- considered a barometer of the broad stock market, returned 13.86%, and the Lipper Multi-Cap Core Average, 12.80%. Despite short-term underperformance, discussed below, the Portfolio's long-term record remains excellent and we remain confident in our strategy going forward.

For the past six years, since we began managing the Portfolio, Class A shares have a cumulative return of 79% (an average annual return of 10.16%). This performance compares to S&P 500 Index cumulative returns of 19.7% (3.03% average annual return). We are proud of this record on behalf of our shareholders and believe it stems directly from the combination of Atlanta Capital's high-quality growth approach and Calvert's screening for socially responsible companies.

Equity

Portfolio Statistics

September 30, 2004

Investment Performance

(total return at NAV)
	6 Months	12 Months
	ended	ended
	9/30/04	9/30/04
Class A	(1.25%)	7.48%
Class B	(1.66%)	6.59%
Class C	(1.64%)	6.64%
Class I	(0.98%)	8.08%
S&P 500 Index Mthly. Reinvested	(0.18%)	13.86%
Lipper Multi-Cap Core Funds Avg.	(1.60%)	12.80%

Ten Largest Stock Holdings
% of Net Assets
Amgen, Inc.	3.5%
Illinois Tool Works, Inc.	3.2%
American International
Group, Inc.	3.0%
Pfizer, Inc.	3.0%
Microsoft Corp.	3.0%
Medtronic, Inc.	3.0%
Cisco Systems, Inc.	2.8%
EOG Resources, Inc.	2.6%
Dell, Inc.	2.6%
Kohl's Corp.	2.6%
Total	29.3%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

Equity Portfolio Statistics

September 30, 2004

Average Annual Total Returns

(with max. load)
Class A Shares
One year	2.36%
Five year	5.07%
Ten year	9.48%

Class B Shares
One year	1.59%
Five year	4.99%
Since inception	4.31%
(4/1/98)

Equity Portfolio Statistics

September 30, 2004

Average Annual Total Returns

(with max. load)
Class C Shares
One year	5.64%
Five year	5.22%
Ten Year	8.93%

Class I Shares
One year	8.08%
Since inception	5.47%
(11/1/99)

Asset Allocation
Stocks	99%
Notes	1%
100%

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Portfolio effective September 1998. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Equity Portfolio Statistics
Economic Sectors	% of Investments
Consumer Discretionary	19.7%
Consumer Staples	6.3%
Financial Services	21.5%
Health Care	18.8%
Materials & Processing	4.2%
Non Equity Securities	1.1%
Other	1.9%
Other Energy	2.7%
Producer Durables	10.3%
Technology	11.3%
Utilities	2.2%
Total	100.0%

Investment Climate

During the 12-month reporting period, we have experienced the maturing of the cyclical bull market which we believe began March 2003. While the fundamentals of economic growth and profits have been strong though decelerating in 2004, the stock market has been stalled over the last six months as a result of concerns about soaring oil prices, deterioration in the war in Iraq, rising short-term interest rates, and uncertainty over U.S. election outcomes.

Through the reporting period, there were strong differences in performance according to stock size (as measured by market capitalization) and investment style. Small-cap and mid-cap stocks led the rebound with returns 3% to 10% higher than those of the largest-cap stocks. Across all capitalization ranges, growth stocks significantly lagged value stocks. For example, the S&P 500/Barra Growth Index increased 7.5% compared to an increase in the S&P 500/Barra Value Index of 20.5% -- a difference of 13%.

Portfolio Strategy

Sector performance

During the reporting period, the best-performing sectors in the S&P 500 Index were cyclicals, including Other Energy (returning 47%), Integrated Oils (43%), Materials and Processing (33%), and Producer Durables (23%). The lagging sectors were Technology (1%), Health Care (5%), and Consumer Staples (9%). In contrast to the prior reporting year, our sector weights detracted from relative performance by about 1.2%, as we were overweight in Health Care and underweight in Integrated Oils.

Stock selection

Within the sectors, our stock selection was very positive in Other Energy (where the Portfolio's holdings returned 58%) and in Producer Durables (33%) but poor in Consumer Staples (-8%) and Technology (-8%). Leading the good picks were Pentair, a Diversified Industrial (returning 78%) and our two Energy stocks, EOG Resources (58%) and Questar (52%). On the downside, QLogic (-49%), Intel (-27%), and Cisco (-7%) were particularly disappointing in Technology. In Health Care, Merck (-33%) and Amgen (-12%) more than offset solid gains in Wellpoint Health (22%) and Schering Plough (19%). With the exception of QLogic and Merck -- which was hit by the withdrawal of Vioxx from the market and by elimination of two promising phase III drugs from the future drug pipeline -- positive fundamentals remain intact. We have taken advantage of the weakness in Cisco, Amgen, and Intel to add to the Portfolio's position in each.

Other factors affecting performance

Another factor of influence during the reporting period was a negative contribution by our high-quality philosophy. Importantly, this negative turned into a small positive contribution over the last six months, beginning what we believe will be an increasingly positive trend over the next several years. Our analysis indicates that high-quality stocks are significantly undervalued relative to low-quality stocks, while they normally sell at a premium. Historically, when earnings gains decelerate and interest rates rise -- both of which are happening now -- high-quality stocks outperform.

Also negatively contributing to relative performance was the higher-growth profile of Portfolio stocks. While Technology had some of the highest earnings gains, the stocks languished as investors questioned their long-term growth prospects. Our position is that while some technology products are becoming increasingly competitive, leading companies (with strong research and engineering) can achieve well-above-average earnings growth over the cycle. We expect Technology to remain an above-average growth sector

Outlook

We remain bullish in our outlook for the markets. History suggests our philosophy should be in increasing favor over the next few years. In the second half of 2004 and into 2005, we expect quarterly earnings growth to slow to 7% to 9%. We expect our Portfolio companies to grow their earnings over 15% annually.

With increasing signs of inflation, our number-one concern, we also expect short-term interest rates to continue rising. Our companies have lower debt, so they should not be impacted as much by the higher interest rates. We have also taken rising interest rates into consideration in managing the Portfolio. As a result, we are underweight in Financials and other interest-rate-sensitive areas such as Telecom and Utilities and maintain an overweight position in the Health Care and Technology sectors. As the economic cycle matures, attention normally turns to higher-growth, more stable companies. Up until now, the market has been particularly inattentive to those higher-growth companies, as the value style has prevailed for much of the last four years. Finally, higher-quality stocks are generally selling at price/earnings discounts to lower-quality companies -- an abnormal and we think temporary relationship. Thus, we believe the winds are about the change in favor of higher-quality stocks. The evidence and history leave little room for any other conclusion.

We are confident and enthusiastic about the companies we own for you, and we appreciate your investment in the Portfolio.

October 2004

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com to obtain performance data current to the most recent month-end.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

Arlene Rockefeller

of SSgA Funds Management

Performance

Calvert Social Investment Fund (CSIF) Enhanced Equity Portfolio Class A shares returned 11.80% for the year ended September 30, 2004. The benchmark Russell 1000™ Index returned 13.90% for the same period. The Portfolio lost ground to the benchmark principally as a result of lagging stock selection among Technology stocks and an underweight to the Energy sector.

Investment Climate

During the reporting period, the U.S. economy continued its long and slow rebound from the 2001 recession. Gross domestic product reports suggest the economy is currently growing at 4%, up from 3% in 2003. The faster rate of economic growth caused the unemployment rate to dip to 5.4% in September after peaking at 6.3% in June 2003. The Federal Reserve took note of the firming economic conditions and began boosting short-term interest rates in June 2004. Finally, rising oil prices had a significant impact on markets during the year. Stronger world-wide demand as well as significant supply disruptions pushed oil prices above $50 per barrel for the first time in history.

Stronger economic growth translated into surging corporate profits and higher stock prices early in the reporting period. The large-cap Russell 1000 benchmark returned 13.9% over the past year after returning 25.1% for the year ending September 2003. During 2004, equity prices lagged the growth in corporate profits, leading to improved valuations for equity markets.

Enhanced Equity

Portfolio Statistics

September 30, 2004

Investment Performance

(total return at NAV)
	6 Months	12 Months
	ended	ended
	9/30/04	9/30/04
Class A	(1.05%)	11.80%
Class B	(1.49%)	10.77%
Class C	(1.49%)	10.80%
Class I**	(1.05%)	11.80%
Russell 1000 Index*	(0.43%)	13.90%
Lipper Large-Cap Core Funds Avg.*	(2.05%)	10.19%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

* Source: Lipper Analytical Services, Inc.
Asset Allocation
Stocks	99.3%
Cash & Cash Equivalents	0.7%
Total	100%

** Note Regarding Class I Shares Total Returns: During the reporting period there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the period September 30, 2003 through September 30, 2004.

Enhanced Equity

Portfolio Statistics

September 30, 2004

Average Annual Total Returns

(with max. load)

Class A Shares
One year	6.47%
Five year	(0.65%)
Since inception	1.33%
(4/15/98)

Class B Shares
One year	5.77%
Five year	(0.95%)
Since inception	0.97%
(4/15/98)

Enhanced Equity

Portfolio Statistics

September 30, 2004

Average Annual Total Returns

(with max. load)

Class C Shares
One year	9.73%
Five year	(0.74%)
Since inception	1.58%
(6/1/98)

Class I Shares*
One year	11.80%
Five year	0.59%
Since inception	2.36%
(4/15/98)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

* Note Regarding Class I Shares Total Returns: During the reporting period there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through September 30, 2004.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A, B and I shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The month-end date of 4/30/98 is used for comparison purposes only; actual Fund inception is 4/15/98. Past performance is no guarantee of future results.

Enhanced Equity

Portfolio Statistics

September 30, 2004

Ten Largest Stock Holdings
% of Net Assets
Microsoft Corp.	3.5%
Johnson & Johnson	2.9%
Pfizer, Inc.	2.9%
American International Group, Inc.	2.8%
International Business
Machines Corp	2.8%
Bank of America Corp.	2.4%
J.P. Morgan Chase & Co.	2.3%
American Express Co.	2.1%
Cisco Systems, Inc.	2.0%
Wachovia Corp.	2.0%
Total	25.7%

% of Total
Economic Sectors	Investments
Auto & Transportation	2.0%
Consumer Discretionary	14.7%
Consumer Staples	5.0%
Financial Services	27.7%
Health Care	13.3%
Materials & Processing	2.7%
Other Energy	4.8%
Producer Durables	5.9%
Technology	16.2%
Utilities	7.7%
Total	100%

Portfolio Strategy

Sector and industry performance

Sector allocation was a net drag on Portfolio performance during the reporting period. Our strategy carries a natural underweight to Integrated Oil stocks as well as to the Basic Materials and Processing sector. Surging oil prices and consistently rising commodity prices propelled each of these sectors higher. In fact, Integrated Oils was one of the top-performing areas of the market, rising more than 43% through the reporting period. Stocks providing basic materials returned over 29%, representing the third-strongest sector in the Russell 1000 Index (TM).

Stock-specific performance

Stock selection detracted from the Portfolio's performance over the past year. In particular, the strategy's growth model led to disappointing stock selection among

Technology stocks.

We carried significant weights in some of the larger-cap Technology stocks that ranked highly in our stock selection model. These larger-cap Tech stocks are viewed as anchors to the Fund's construction, allowing the strategy to maintain a large-cap profile similar to that of the benchmark Russell 1000 Index. Unfortunately, these positions detracted from the Portfolio's return. For example, the Portfolio carried overweights to Intel, IBM, Microsoft, and Cisco throughout the year. Among these, only Microsoft was able to post a positive return, squeaking out a gain of 0.30%. All the other stocks in this list declined in value during a year when Tech stocks overall rose more than 4%.

One of the largest detractors from overall performance was Merck. The Portfolio was hurt after Merck's Vioxx showed an association with heart attacks and strokes and the company withdrew the product from the market. Merck fell more than 32%, with most of the loss coming after the announcement in late September. Merck alone cost the Portfolio more than 0.50%.

Energy-related issues produced a mixed bag of results for the Portfolio. Exxon-Mobil, one of the largest companies in the Integrated Oil sector does not meet the Portfolio's social criteria, and we did not hold it. Unfortunately, the stock performed particularly well with rising oil prices. The Portfolio held a number of small energy-related firms such as EOG Resources, Smith International, XTO Energy and Veritas DGC, which are included in the Other Energy sector. These holdings benefited substantially from rising energy prices, partially offsetting the Portfolio's lack of holdings in the Integrated Oil sector.

Stock selection was strongest in more value-oriented sectors. In particular, we were able to add value in the Financial Services sector. We did this by avoiding some key underperformers and overweighting some stocks that did exceptionally well. Citibank lagged the market this year, and the Portfolio did not hold the stock as a result of our screens. Alternative investments in the Financial Services sector, such as our overweight to NVR Inc. further boosted Index-relative performance. This east-coast-based home builder benefited from persistently low interest rates and robust housing demand in their key markets.

Outlook

The next year should provide a few challenges to market participants. Hostilities in the Middle East and rising oil prices are currently the two main concerns, though they may be tempered by a growing U.S. economy and continued corporate profit growth.

The CSIF Enhanced Equity Portfolio is designed to refrain from taking thematic bets that would seek to capitalize on these macro concerns. We will continue to provide investors with a highly diversified portfolio that is exposed to all sectors.

October 2004

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com to obtain performance data current to the most recent month-end.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 to September 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000. The Balanced, Equity, and Enhanced Equity Portfolios charge an annual low balance account fee of $15 to those shareholders whose IRA account balance is less than $1,000. If the low balance fees apply to your account, you should subtract the fees from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads)or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Money Market	4/1/04	9/30/04	4/1/04 - 9/30/04
Actual	$1,000.00	$1,002.60	$4.38
Hypothetical	$1,000.00	$1,020.63	$4.42
(5% return per
year before taxes)

*Expenses for Money Market are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/366.
	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Balanced	4/1/04	9/30/04	4/1/04 - 9/30/04
Class A
Actual	$1,000.00	$996.30	$6.18
Hypothetical	$1,000.00	$1,018.80	$6.25
(5% return per year before taxes)
Class B
Actual	$1,000.00	$991.10	$11.27
Hypothetical	$1,000.00	$1,013.68	$11.40
(5% return per year before taxes)
Class C
Actual	$1,000.00	$991.60	$11.05
Hypothetical	$1,000.00	$1,013.90	$11.18
(5% return per year before taxes)

*Expenses for Balanced are equal to the annualized expense ratios of 1.24%, 2.26%, and 2.22% for Class A, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 183/366.
	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Bond	4/1/04	9/30/04	4/1/04 - 9/30/04
Class A
Actual	$1,000.00	$1,013.80	$5.96
Hypothetical	$1,000.00	$1,019.08	$5.98
(5% return per year before taxes)
Class B
Actual	$1,000.00	$1,009.30	$10.58
Hypothetical	$1,000.00	$1,014.47	$10.60
(5% return per year before taxes)
Class C
Actual	$1,000.00	$1,009.90	$10.43
Hypothetical	$1,000.00	$1,014.62	$10.46
(5% return per year before taxes)
Class I
Actual	$1,000.00	$1,017.10	$3.02
Hypothetical	$1,000.00	$1,022.01	$3.02
(5% return per year before taxes)

*Expenses for Bond are equal to the annualized expense ratios of 1.18%, 2.11%, 2.08%, and 0.60% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.
	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Equity	4/1/04	9/30/04	4/1/04 - 9/30/04
Class A
Actual	$1,000.00	$987.50	$6.21
Hypothetical	$1,000.00	$1,018.75	$6.31
(5% return per year before taxes)
Class B
Actual	$1,000.00	$983.40	$10.39
Hypothetical	$1,000.00	$1,014.53	$10.55
(5% return per year before taxes)
Class C
Actual	$1,000.00	$983.60	$10.06
Hypothetical	$1,000.00	$1,014.86	$10.22
(5% return per year before taxes)
Class I
Actual	$1,000.00	$990.20	$3.35
Hypothetical	$1,000.00	$1,021.63	$3.41
(5% return per year before taxes)

*Expenses for Equity are equal to the annualized expense ratios of 1.25%, 2.09%, 2.03%, and 0.67% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.
	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Enhanced Equity	4/1/04	9/30/04	4/1/04 - 9/30/04
Class A
Actual	$1,000.00	$989.50	$6.98
Hypothetical	$1,000.00	$1,017.99	$7.08
(5% return per year before taxes)
Class B
Actual	$1,000.00	$985.10	$11.67
Hypothetical	$1,000.00	$1,013.24	$11.84
(5% return per year before taxes)
Class C
Actual	$1,000.00	$985.10	$11.51
Hypothetical	$1,000.00	$1,013.40	$11.68
(5% return per year before taxes)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.40%, 2.35%, and 2.32% for Class A, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Calvert Social Investment Fund:

We have audited the accompanying statements of net assets of the Calvert Money Market, Balanced, Bond, Equity, and Enhanced Equity Portfolios, each a series of the Calvert Social Investment Fund, as of September 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended September 30, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 16, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Calvert Social Investment Fund as of September 30, 2004 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, PA

November 22, 2004

MONEY MARKET PORTFOLIO

Statement of Net Assets

September 30, 2004
U.S. Government Agencies	Principal
and Instrumentalities - 14.1%	Amount	Value
Fannie Mae, 1.375%, 2/18/05	$5,000,000	$5,000,000
Federal Farm Credit Discount Notes, 8/16/05	1,000,000	981,658
Federal Home Loan Bank:
1.30%, 2/23/05	1,000,000	1,000,000
1.40%, 4/1/05	2,500,000	2,500,000
1.30%, 4/11/05	2,500,000	2,500,000
1.30%, 4/27/05	5,000,000	5,000,000
1.56%, 5/13/05	1,000,000	1,000,000
1.55%, 5/23/05	1,000,000	1,000,000
Freddie Mac Discount Notes:
3/28/05	1,000,000	990,704
6/30/05	4,000,000	3,941,973

Total U.S. Government Agencies and Instrumentalities
(Cost $23,914,335)		23,914,335

Depository Receipts for U.S. Government
Guaranteed Loans - 1.8%
Colson Services Corporation Loan Sets:
3.125%, 9/9/06 (c)(h)	62,463	62,463
3.344%, 7/26/10 (c)(h)	108,329	108,371
3.25%, 1/22/11 (c)(h)	146,338	146,329
3.50%, 3/23/12 (c)(h)	117,182	117,501
3.375%, 5/29/12 (c)(h)	523,996	523,987
3.25%, 8/10/12 (c)(h)	1,544,184	1,552,677
3.00%, 9/2/12 (c)(h)	519,652	521,946

Total Depository Receipts for U.S. Government
Guaranteed Loans (Cost $3,033,274)		3,033,274

Variable Rate Loans Guaranteed by Agencies
of the U.S. Government - 0.1%
Loan pools, 2.00%, 3/1/07 (h)	172,678	172,678

Total Variable Rate Loans Guaranteed by Agencies
of the U.S. Government (Cost $172,678)		172,678

Certificates of Deposit - 0.6%
Bank of Cherokee County, 2.00%, 4/21/05 (k)	100,000	100,000
Broadway Federal Bank FSB, 1.90%, 9/15/05 (k)	100,000	100,000
Community Bank of the Bay, 1.15%, 10/7/04 (k)	100,000	100,000
Community Capital Bank, 1.25%, 1/20/05 (k)	100,000	100,000
Elk Horn Bank & Trust, 1.60%, 12/18/04 (k)	100,000	100,000
Family Savings Bank, 1.25%, 8/20/05 (k)	100,000	101,118
Fleet National Bank, 1.49%, 4/25/05 (k)	$100,000	$100,000
One United Bank, 1.00%, 12/20/04 (k)	100,000	100,000
Seaway National Bank, 1.05%, 1/26/05 (k)	100,000	100,000
Self Help Credit Union, 2.19%, 7/14/05	200,000	200,343

Total Certificates of Deposit (Cost $1,101,461)		1,101,461

Taxable Variable Rate Demand Notes - 80.4%
550 West 14th Place Revenue, 1.89%, 2/1/29,
LOC: Harris Trust (r)	3,510,000	3,510,000
Akron Hardware Consultants, Inc., 1.89%, 11/1/22,
LOC: FirstMerit Bank, C/LOC: FHLB (r)	1,651,000	1,651,000
Alabama State Incentives Financing Authority Revenue, 1.90%,
10/1/29, BPA: Southtrust Bank, AMBAC Insured (r)	4,100,000	4,100,000
American Healthcare Funding LLC, 1.84%, 3/1/29,
LOC: Lasalle Bank (r)	3,400,000	3,400,000
Berks County Pennsylvania IDA Revenue, 1.96%, 6/1/15,
LOC: Wachovia Bank (r)	1,675,000	1,675,000
Bloomington Minnesota MFH Revenue, 1.84%, 11/15/32,
LOC: Fannie Mae (r)	5,290,000	5,290,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc.,
1.94%, 6/1/21, LOC: Comercia Bank (r)	5,000,000	5,000,000
California State Pollution Control Financing Authority Revenue,
1.94%, 9/1/05, LOC: Wells Fargo Bank (r)	20,000	20,000
California Statewide Communities Development Authority MFH
Revenue, 1.96%, 7/1/27, LOC: Bank of the West,
C/LOC: CALSTRs (r)	80,000	80,000
California Statewide Communities Development Authority Special
Tax Revenue, 1.88%, 3/15/34, LOC: Fannie Mae (r)	3,150,000	3,150,000
Columbus Georgia Development Authority Revenue, 1.84%,
12/1/19, LOC: Bank of Nova Scotia (r)	3,200,000	3,200,000
Cotswold Village Associates LLC, 1.90%, 6/1/31,
LOC: Columbus Bank & Trust (r)	4,855,000	4,855,000
Enclave at Lynn Haven LLC, 1.84%, 10/1/29,
LOC: State Bank & Trust, C/LOC: FHLB (r)	2,650,000	2,650,000
Florida State Housing Finance Corp. MFH Revenue, 1.89%,
10/15/32, LOC: Fannie Mae (r)	4,805,000	4,805,000
Grove City Church of the Nazarene, 1.89%, 2/1/24,
LOC: National City Bank (r)	3,347,000	3,347,000
HBPWH Building Co., 1.95%, 11/1/22,
LOC: Wells Fargo Bank (r)	200,000	200,000
Heritage Funeral Services LLC, 1.95%, 2/1/18,
LOC: Northern Trust Co. (r)	1,455,000	1,455,000
Jefferson County Kentucky Health Facilities Revenue, 1.94%,
12/1/25, LOC: Republic Bank & Trust, C/LOC: FHLB (r)	1,235,000	1,235,000
Kaneville Road Joint Venture, Inc., 1.89%, 11/1/32,
LOC: First American Bank, C/LOC: FHLB (r)	2,740,000	2,740,000
Los Angeles California MFH Revenue, 1.88%,
12/15/34, LOC: Fannie Mae (r)	3,200,000	3,200,000
Main & Walton, Inc., 1.85%, 9/1/26, LOC: Waypoint Bank,
C/LOC: FHLB (r)	4,085,000	4,085,000
Meriter Hospital, Inc., 1.89%, 12/1/16, LOC: U.S. Bank (r)	4,950,000	4,950,000
Milpitas California MFH Revenue, 1.86%, 8/15/33,
LOC: Fannie Mae (r)	$2,600,000	$2,600,000
Milwaukee Wisconsin Redevelopment Authority Revenue,
1.92%, 8/1/20, LOC: Marshall & Ilsley Bank (r)	1,425,000	1,425,000
Montgomery Alabama Special Care Facilities Financing Authority
Revenue, 1.89%, 7/1/17, LOC: Regions Bank (r)	395,000	395,000
Montgomery County Alabama Cancer Center LLC, 1.90%,
10/1/12, LOC: SouthTrust Bank (r)	100,000	100,000
Montgomery New York Industrial Development Board Pollution
Control Revenue, 1.99%, 5/1/25, LOC: FHLB (r)	1,920,000	1,920,000
Nevada State Housing Division Revenue:
1.84%, 4/1/31, LOC: East-West Bank, C/LOC: FHLB (r)	410,000	410,000
1.84%, 4/15/35, LOC: Fannie Mae (r)	1,535,000	1,535,000
New Jersey State Healthcare Facilities Financing Authorities
Revenue, 1.87%, 7/1/30, LOC: Fleet National Bank (r)	5,120,000	5,120,000
New York City New York Housing Development Corp. Revenue,
1.84%, 6/1/33, LOC: Bayerishe Landesbank Girozentrale (r)	3,950,000	3,950,000
New York City New York Transitional Finance Authority Revenue,
1.84%, 5/1/30, BPA: Westdeutsche Landesbank (r)	4,860,000	4,860,000
Osprey Management Co. LLC, 1.85%, 6/1/27,
LOC: Wells Fargo Bank (r)	2,400,000	2,400,000
Peoploungers, Inc., 1.90%, 4/1/18, LOC: Bank of New Albany,
C/LOC: FHLB (r)	3,550,000	3,550,000
Portage Indiana Economic Development Revenue, 2.09%,
3/1/20, LOC: FHLB (r)	1,900,000	1,900,000
Post Apartment Homes LP, 1.84%, 7/15/29, CA: Fannie Mae (r)	2,550,000	2,550,000
Racetrac Capital LLC, 1.89%, 9/1/20, LOC: Regions Bank (r)	3,900,000	3,900,000
Richmond Virginia Redevelopment and Housing Authority Revenue,
1.65%, 12/1/25, LOC: Wachovia Bank (r)	510,000	510,000
San Joaquin Mariners Association LP, 1.95%, 7/1/29,
LOC: Credit Suisse First Boston Corp. (r)	1,250,000	1,250,000
San Marcos California Redevelopment Agency MFH Revenue,
1.90%, 5/1/35, LOC: FHLMC (r)	2,300,000	2,300,000
Scottsboro Alabama Industrial Development Board Revenue,
1.84%, 10/1/10, LOC: SouthTrust Bank (r)	910,000	910,000
Sea Island Co., 2.12%, 2/1/21, LOC: Columbus Bank & Trust (r)	205,000	205,000
Shelby County Tennessee Health Educational and Housing Facilities
Board Revenue, 2.14%, 12/1/27, LOC: First Tennessee Bank (r)	1,600,000	1,600,000
Southeast Alabama Gas Distribution Revenue, 1.90%, 6/1/25,
BPA: AmSouth Bank, AMBAC Insured (r)	3,645,000	3,645,000
Southern Indiana Investments Company Two LLC, 1.90%,
10/15/26, LOC: Old National Bank, C/LOC: FHLB (r)	1,080,000	1,080,000
St. Francis Place LP, 1.84%, 12/1/08, LOC: Credit Suisse First
Boston Corp. (e)(r)	3,565,000	3,565,000
St. Joseph County Indiana Economic Development Revenue,
2.14%, 6/1/27, LOC: FHLB (r)	175,000	175,000
St. Paul Minnesota Housing and Redevelopment Authority Revenue,
1.84%, 3/1/18, LOC: Dexia Credit Local (r)	1,600,000	1,600,000
St. Paul Minnesota Port Authority Revenue:
2.23%, 3/1/07, LOC: Dexia Credit Local (r)	195,000	195,000
2.03%, 3/1/21, LOC: Dexia Credit Local (r)	1,900,000	1,900,000
Suffolk County New York IDA Revenue, 1.87%, 12/15/07,
LOC: JP Morgan Chase Bank (r)	1,745,000	1,745,000
Tyler Enterprises LLC, 1.90%, 10/1/22,
LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	$4,640,000	$4,640,000
Washington State Housing Finance Commission MFH Revenue:
1.88%, 7/15/34, LOC: Fannie Mae (r)	310,000	310,000
1.88%, 5/15/35, LOC: Fannie Mae (r)	1,230,000	1,230,000
Washington State Housing Finance Commission Non Profit Housing
Revenue, 1.90%, 1/1/30, LOC: Wells Fargo Bank (r)	2,820,000	2,820,000
Washington State Housing Finance Commission Revenue:
1.88%, 6/15/32, CA: Fannie Mae (r)	1,540,000	1,540,000
1.88%, 7/15/32, CA: Fannie Mae (r)	1,430,000	1,430,000
1.87%, 5/1/37, LOC: FHLMC (r)	2,800,000	2,800,000

Total Taxable Variable Rate Demand Notes
(Cost $136,663,000)		136,663,000

Total Investments (Cost $164,884,748) - 97.0%		164,884,748
Other assets and liabilities, net - 3.0%		5,031,400
Net Assets - 100%		$169,916,148

Net Assets Consist of
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized,
170,018,912 shares outstanding		$169,974,551
Undistributed net investment income		9,685
Accumulated realized gain (loss) on investments		(68,088)

Net Assets		$169,916,148

Net Asset Value Per Share		$1.00

See notes to statements of net assets and notes to financial statements.

Balanced Portfolio

Statement of Net Assets

September 30, 2004
Equity Securities - 60.2%	Shares	Value
Advertising Agencies - 0.3%
Omnicom Group, Inc.	20,600	$1,505,036

Air Transportation - 0.2%
Expeditors International Washington, Inc.	6,150	317,955
FedEx Corp.	9,300	796,917
		1,114,872

Auto Parts - After Market - 0.0%
Genuine Parts Co.	3,800	145,844

Auto Parts - Original Equipment - 0.2%
Autoliv, Inc.	30,200	1,220,080

Auto Trucks & Parts - 0.1%
Wabash National Corp.*	21,600	593,352

Banks - New York City - 1.3%
Bank of New York Co., Inc.	64,400	1,878,548
J.P. Morgan Chase & Co.	132,088	5,247,856
		7,126,404

Banks - Outside NewYork City - 4.2%
Bank of America Corp.	138,300	5,992,539
First Republic Capital Corp., Preferred (e)	500	525,000
KeyCorp Ltd.	29,300	925,880
M&T Bank Corp.	18,000	1,722,600
National City Corp.	5,900	227,858
North Fork Bancorp., Inc.	5,300	235,585
Northern Trust Corp.	8,800	359,040
TCF Financial Corp.	55,200	1,672,008
US Bancorp	109,100	3,152,990
Wachovia Corp.	96,000	4,507,200
Wells Fargo & Co.	52,100	3,106,723
		22,427,423

Biotechnology - Research & Production - 0.8%
Amgen, Inc.*	68,250	3,868,410
Invitrogen Corp.*	10,600	582,894
		4,451,304

Building Materials - 0.2%
Masco Corp.	34,300	1,184,379

Chemicals - 0.9%
Airgas, Inc.	58,500	1,408,095
Praxair, Inc.	50,000	2,137,000
Sigma-Aldrich Corp.	17,500	1,015,000
		4,560,095

Communications & Media - 0.8%
Time Warner, Inc.*	255,100	$4,117,314

Communications Technology - 2.2%
Cisco Systems, Inc.*	263,756	4,773,983
CommScope, Inc.*	144,300	3,116,880
Covad Communications Group, Inc.*	26,923	45,231
Harris Corp.	25,200	1,384,488
Qualcomm, Inc.	49,900	1,948,096
Scientific-Atlanta, Inc.	13,400	347,328
Tellabs, Inc.*	18,400	169,096
		11,785,102

Computer - Services, Software & Systems - 2.6%
Adobe Systems, Inc.	46,600	2,305,302
Citrix Systems, Inc.*	9,600	168,192
Compuware Corp.*	56,400	290,460
Intuit, Inc.*	7,500	340,500
Microsoft Corp.	354,500	9,801,925
Symantec Corp.*	10,300	565,264
Veritas Software Corp.*	6,900	122,820
		13,594,463

Computer Technology - 2.3%
Dell, Inc.*	107,200	3,816,320
EMC Corp.*	70,800	817,032
Hewlett-Packard Co.	35,200	660,000
International Business Machines Corp.	76,800	6,584,832
Western Digital Corp.*	30,000	263,700
		12,141,884

Consumer Electronics - 0.9%
Electronic Arts, Inc.*	24,800	1,140,552
Harman International Industries, Inc.	2,000	215,500
Yahoo!, Inc.*	105,200	3,567,332
		4,923,384

Consumer Products - 1.8%
Alberto-Culver Co.	31,400	1,365,272
Gillette Co.	66,000	2,754,840
Kimberly-Clark Corp.	62,500	4,036,875
Toro Co.	17,000	1,161,100
		9,318,087

Containers & Packaging - Paper & Plastic - 0.1%
Sealed Air Corp.*	11,000	509,850

Cosmetics - 0.3%
Avon Products, Inc.	3,400	148,512
Estee Lauder Co.'s, Inc.	39,200	1,638,560
		1,787,072

Diversified Financial Services - 1.5%
American Express Co.	94,800	$4,878,408
Goldman Sachs Group, Inc.	3,300	307,692
New Century Financial Corp.	30,600	1,842,732
Roslyn Real Estate Asset Corp., Preferred (e)	10,000	1,005,000
		8,033,832

Diversified Materials & Processing - 0.1%
American Standard Co.'s*	9,000	350,190

Diversified Production - 0.2%
Danaher Corp.	19,100	979,448
Dover Corp.	8,000	310,960
		1,290,408

Drug & Grocery Store Chains - 0.6%
Supervalu, Inc.	16,100	443,555
Walgreen Co.	82,000	2,938,060
		3,381,615

Drugs & Pharmaceuticals - 4.0%
Barr Laboratories, Inc.*	12,600	522,018
Cardinal Health, Inc.	28,500	1,247,445
Johnson & Johnson	145,500	8,196,015
Merck & Co., Inc.	124,200	4,098,600
Pfizer, Inc.	238,000	7,282,800
		21,346,878

Education Services - 0.3%
Apollo Group, Inc.*	21,700	1,592,129

Electrical - Household Appliances - 0.1%
Whirlpool Corp.	4,900	294,441

Electronic Equipment & Components - 0.2%
Cooper Industries Ltd.	4,800	283,200
Molex, Inc.	29,500	879,690
		1,162,890

Electronics - 0.1%
Amphenol Corp.*	9,250	316,905
Sanmina-SCI Corp.*	17,900	126,195
		443,100

Electronics - Medical Systems - 0.9%
Medtronic, Inc.	77,900	4,043,010
Varian Medical Systems, Inc.*	24,200	836,594
		4,879,604

Electronics - Semiconductors / Components - 1.5%
Altera Corp.*	40,200	$786,714
Analog Devices, Inc.	34,200	1,326,276
Atmel Corp.*	61,100	221,182
Integrated Circuit Systems, Inc.*	9,100	195,650
Intel Corp.	203,700	4,086,222
Jabil Circuit, Inc.*	48,500	1,115,500
Texas Instruments, Inc.	21,200	451,136
		8,182,680

Energy Miscellaneous - 0.4%
Veritas DGC, Inc.*	97,100	2,211,938

Finance - Small Loan - 0.4%
SLM Corp.	50,300	2,243,380

Finance Companies - 0.4%
Capital One Financial Corp.	26,300	1,943,570

Financial Data Processing Services - 1.0%
Automatic Data Processing, Inc.	49,900	2,061,868
Deluxe Corp.	4,750	194,845
DST Systems, Inc.*	4,000	177,880
First Data Corp.	60,000	2,610,000
Fiserv, Inc.*	2,700	94,122
SunGard Data Systems, Inc.*	16,600	394,582
		5,533,297

Financial Diversified - 0.4%
MFH Financial Trust I, Preferred (e)	20,000	1,980,000

Financial Miscellaneous - 1.9%
AMBAC Financial Group, Inc.	5,000	399,750
Fannie Mae	68,000	4,311,200
Freddie Mac	8,400	548,016
H & R Block, Inc.	3,000	148,260
MBNA Corp.	114,400	2,882,880
MGIC Investment Corp.	9,900	658,845
Nationwide Financial Services, Inc.	6,500	228,215
Providian Financial Corp.*	42,400	658,896
		9,836,062

Foods - 2.0%
General Mills, Inc.	31,400	1,409,860
H.J. Heinz Co.	43,900	1,581,278
Hershey Foods Corp.	65,100	3,040,821
Kellogg Co.	59,900	2,555,334
McCormick & Co., Inc.	6,400	219,776
Sysco Corp.	64,400	1,926,848
		10,733,917

Forest Products - 0.2%
Weyerhaeuser Co.	19,200	1,276,416

Healthcare Facilities - 0.2%
DaVita, Inc.*	28,350	$883,103
Health Management Associates, Inc.	14,000	286,020
		1,169,123

Healthcare Management Services - 0.8%
Caremark Rx, Inc.*	24,500	785,715
Wellpoint Health Networks, Inc.*	31,300	3,289,317
		4,075,032

Healthcare Services - 0.4%
Anthem, Inc.*	16,700	1,457,075
Express Scripts, Inc.*	8,400	548,856
Lincare Holdings, Inc.*	8,500	252,535
		2,258,466

Home Building - 1.2%
DR Horton, Inc.	9,750	322,823
KB Home	3,500	295,715
NVR, Inc.*	5,900	3,250,900
Pulte Homes, Inc.	44,900	2,755,513
		6,624,951

Household Equipment & Products - 0.2%
Black & Decker Corp.	16,600	1,285,504

Identify Control & Filter Devices - 0.2%
Donaldson Co., Inc.	8,625	244,864
Parker Hannifin Corp.	14,000	824,040
Waters Corp.*	3,700	163,170
		1,232,074

Insurance - Life - 0.7%
Jefferson-Pilot Corp.	6,000	297,960
Principal Financial Group	59,700	2,147,409
Prudential Financial, Inc.	22,500	1,058,400
The Phoenix Co.'s, Inc.	15,900	165,678
		3,669,447

Insurance - Multi-Line - 2.3%
Aflac, Inc.	36,900	1,446,849
American International Group, Inc.	92,600	6,295,874
Arthur J. Gallagher & Co.	7,000	231,910
Conseco, Inc., Preferred	80,500	1,981,910
Conseco, Inc. Warrants (strike price $27.60/share, expires 9/10/08)*	3,161	10,115
Hartford Financial Services, Inc.	9,800	606,914
Lincoln National Corp.	13,500	634,500
Protective Life Corp.	21,700	853,027
Safeco Corp.	4,000	182,600
		12,243,699

Insurance - Property & Casuality - 0.5%
21st Century Insurance Group	13,700	$182,895
Chubb Corp.	23,100	1,623,468
Progressive Corp.	9,500	805,125
		2,611,488

Investment Management Companies - 0.0%
SEI Investments Co.	7,100	239,128

Machinery - Agricultural - 0.4%
Deere & Co.	30,000	1,936,500

Machinery - Construction & Handling - 0.3%
Terex Corp.*	36,300	1,575,420

Machinery - Industrial / Specialty - 0.5%
Illinois Tool Works, Inc.	15,900	1,481,403
Nordson Corp.	4,400	151,052
Tecumseh Products Co.	20,500	858,335
		2,490,790

Machinery - Oil Well Equipment & Services - 0.4%
Smith International, Inc.*	38,800	2,356,324

Machinery - Specialty - 0.1%
Graco, Inc.	10,100	338,350

Medical & Dental - Instruments & Supplies - 0.8%
Beckman Coulter, Inc.	4,000	224,480
Becton Dickinson & Co.	50,300	2,600,510
Cytyc Corp.*	11,000	265,650
Dentsply International, Inc.	5,100	264,894
St. Jude Medical, Inc.*	1,500	112,905
Stryker Corp.	17,200	826,976
		4,295,415

Medical Services - 0.0%
Coventry Health Care, Inc.*	4,150	221,485

Multi-Sector Companies - 0.2%
3M Co.	14,600	1,167,562

Office Furniture & Business Equipment - 0.7%
Lexmark International, Inc.*	16,400	1,377,764
Pitney Bowes, Inc.	41,400	1,825,740
Xerox Corp.*	32,600	459,008
		3,662,512

Office Supplies - 0.3%
Avery Dennison Corp.	26,900	1,769,482

Oil - Crude Producers - 1.8%
Chesapeake Energy Corp.	5,300	$83,899
Cimarex Energy Co.*	12,800	447,232
EOG Resources, Inc.	82,100	5,406,285
Pioneer Natural Resources Co.	3,300	113,784
XTO Energy, Inc.	114,207	3,709,443
		9,760,643

Photography - 0.3%
Eastman Kodak Co.	52,700	1,697,994

Pollution Control & Enviromental Services - 0.1%
Headwaters, Inc.*	9,600	296,256

Publishing - Miscellaneous - 0.5%
McGraw-Hill Co.'s, Inc.	26,400	2,103,816
R.R. Donnelley & Sons Co.	14,900	466,668
		2,570,484

Publishing - Newspapers - 0.0%
New York Times Co.	5,900	230,690

Real Estate Investment Trust - 0.2%
Equity Office Properties Trust	37,200	1,013,700

Recreational Vehicles & Boats - 0.4%
Harley-Davidson, Inc.	33,800	2,009,072

Restaurants - 0.2%
CKE Restaurants, Inc.*	90,200	996,710

Retail - 3.2%
Bed Bath & Beyond, Inc.*	66,700	2,475,237
Best Buy Co., Inc.	6,100	330,864
Costco Wholesale Corp.	24,000	997,440
Dollar General Corp.	5,900	118,885
Dollar Tree Stores, Inc.*	7,100	191,345
Gap, Inc.	52,500	981,750
Home Depot, Inc.	99,250	3,890,600
Linens 'N Things, Inc.*	11,000	254,870
Lowe's Co.'s, Inc.	59,900	3,255,565
Ross Stores, Inc.	9,100	213,304
ShopKo Stores, Inc.*	13,500	235,035
Stage Stores, Inc.*	2,500	85,550
Staples, Inc.	55,600	1,657,992
Target Corp.	50,400	2,280,600
		16,969,037

Savings & Loans - 0.4%
Washington Mutual, Inc.	59,100	2,309,628

Securities Brokers & Services - 0.4%
Franklin Resources, Inc.	34,400	$1,918,144
Legg Mason, Inc.	4,500	239,715
		2,157,859

Services - Commercial - 0.2%
Brink's Co.	16,800	506,856
Manpower, Inc.	8,500	378,165
		885,021

Shoes - 0.1%
Timberland Co.*	11,000	624,800

Soaps & Household Chemicals - 0.8%
Colgate-Palmolive Co.	24,800	1,120,464
Procter & Gamble Co.	59,100	3,198,492
		4,318,956

Telecommunications - 0.1%
Manitoba Telecom Services, Inc. Class B	14,515	486,414

Transportation Miscellaneous - 0.3%
United Parcel Service, Inc., Class B	19,900	1,510,808

Utilities - Cable, Television, & Radio - 0.3%
Comcast Corp.*	5,000	139,600
Comcast Corp., Special Class A*	10,100	285,224
COX Communications, Inc.*	32,700	1,083,351
		1,508,175

Utilities - Electrical - 0.5%
Cleco Corp.	16,000	275,840
Hawaiian Electric Industries, Inc.	8,600	228,244
IDACORP, Inc.	21,500	624,790
NiSource, Inc.	17,800	373,978
OGE Energy Corp.	37,700	951,171
Unisource Energy Corp.	6,400	155,840
		2,609,863

Utilities - Gas Distribution - 1.1%
AGL Resources, Inc.	21,200	652,324
Kinder Morgan, Inc.	45,800	2,877,156
Oneok, Inc.	90,300	2,349,606
		5,879,086

Utilities - Gas Pipelines - 0.1%
Equitable Resources, Inc.	5,400	293,274

Utilities - Telecommunications - 2.3%
AT&T Wireless Services, Inc.*	40,100	$592,678
Bellsouth Corp.	214,500	5,817,240
Citizens Communications Co.	32,300	432,497
Nextel Communications, Inc.*	10,300	245,552
SBC Communications, Inc.	189,400	4,914,930
		12,002,897

Wholesalers - 0.2%
United Stationers, Inc.*	19,500	846,300

Venture Capital - 1.1%
Agraquest, Inc.:
Series B Preferred (b)(i)*	190,477	266,668
Series C Preferred (b)(i)*	124,615	174,461
Allos Therapeutics*	171,271	357,956
CFBanc Corp. (b)(i)*	27,000	270,000
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 5/15/12) (b)(i)*	29,590	--
(strike price $0.14/share, expires 10/15/12) (b)(i)*	29,590	--
(strike price $0.28/share, expires 10/15/12) (b)(i)*	29,590	--
(strike price $0.01/share, expires 11/15/12) (b)(i)*	887,700	--
(strike price $0.14/share, expires 2/28/13) (b)(i)*	23,127	--
(strike price $0.28/share, expires 2/28/13) (b)(i)*	23,127	--
(strike price $0.01/share, expires 5/31/13) (b)(i)*	35,372	--
(strike price $0.14/share, expires 5/31/13) (b)(i)*	35,372	--
(strike price $0.28/share, expires 5/31/13) (b)(i)*	29,590	--
(strike price $0.01/share, expires 8/31/13) (b)(i*)	29,590	--
(strike price $0.14/share, expires 8/31/13) (b)(i)*	29,590	--
(strike price $0.28/share, expires 8/31/13) (b)(i)*	35,372	--
(strike price $0.01/share, expires 9/4/13) (b)(i)*	23,128	--
(strike price $0.01/share, expires 9/4/13) (b)(i)*	335,955	--
(strike price $0.14/share, expires 9/4/13) (b)(i)*	118,360	--
(strike price $0.21/share, expires 9/4/13) (b)(i)*	35,372	--
(strike price $0.28/share, expires 9/4/13) (b)(i)*	35,372	--
(strike price $0.01/share, expires 11/30/13) (b)(i)*	189,375	--
(strike price $0.14/share, expires 11/30/13) (b)(i)*	118,359	--
(strike price $0.14/share, expires 11/30/13) (b)(i)*	35,372	--
(strike price $0.28/share, expires 11/30/13) (b)(i)*	118,359	--
Community Bank of the Bay (b)(i)*	4,000	14,000
Community Growth Fund	1,498,306	797,731
Distributed Energy Systems Corp:
Common Stock*	27,551	50,143
Warrants:
(strike price $2.80/share, expires 12/17/06)*	1,652	--
(strike price $2.80/share, expires 12/17/06)*	551	--
Contingent Deferred Distribution:
Cash Tranche 1 (b)(i)*	22,045	19,452
Cash Tranche 2 (b)(i)*	11,022	8,692
Stock Tranche 1 (b)(i)*	291	458
Stock Tranche 2 (b)(i)*	146	186
Evergreen Solar, Inc.*	133,672	382,302
Frans Health Helpings, Series B Convertible Preferred (b)(i)*	505,051	1
Gaiam, Inc.*	12,500	74,625
H2Gen Innovations, Inc.:
Series A Preferred (b)(i)*	251,496	$100,598
Series A Preferred, Warrants (strike price $1.00/share,
expires 1/1/12) (b)(i)*	20,833	--
Series B Preferred, Warrants (strike price $1.00/share,
expires 10/31/13) (b)(i)*	27,026	--
Hayes Medical Services (b)(i)*	326,797	245,098
Medimmune, Inc.*	19,854	470,540
Neighborhood Bancorp. (b)(i)*	10,000	100,000
Pharmadigm, Inc. (b)(i)*	1,193	1
Plethora Technology, Inc., Warrants:
(strike price $0.01/share, expires 6/17/13) (b)(i)*	18,000	28,260
(strike price $0.01/share, expires 2/9/14) (b)(i)*	30,000	47,100
ProFund International SA.:
Common (b)(i)*	7,500	--
Preferred (b)(i)*	519,469	310,704
Seventh Generation, Inc. (b)(i)*	200,295	1,001,475
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	44,699	68,314
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Warrants (strike price $1.53/share, expires 10/20/05) (b)(i)*	32,726	--
Wellspring International, Inc.:
Series A Preferred (b)(i)*	129,032	30,777
Series B Preferred (b)(i)*	108,267	29,705
Series C Preferred (b)(i)*	277,778	71,500
Series D Preferred (b)(i)*	380,953	54,476
Warrants (strike price $0.01/share, expires 8/15/12) (b)(i)*	23,148	--
Warrants (strike price $0.01/share, expires 12/24/13) (b)(i)*	190,477	--
Warrants (strike price $0.01/share, expires 2/10/14) (b)(i)*	42,295	--
Wild Planet Toys, Inc.:
Series B Preferred (b)(i)*	476,190	452,380
Series E Preferred (b)(i)*	129,089	122,635
Wind Harvest Co., Inc., Series A Preferred (b)(i)*	8,696	1
WorldWater Corp.*	70,000	19,600
		5,600,889

Total Equity Securities (Cost $288,466,008)		321,023,600

	Adjusted
Limited Partnership Interest - 0.4%	Basis	Value
Angels With Attitude I LLC (a)(b)(i)*	$200,000	$170,168
Coastal Venture Partners (b)(i)*	186,494	151,453
Common Capital (b)(i)*	237,428	156,979
Environmental Private Equity Fund II (b)(i)*	33,216	44,902
First Analysis Private Equity Fund IV (b)(i)*	221,984	206,868
GEEMF Partners (a)(b)(i)*	185,003	120,125
Global Environment Emerging Markets Fund (b)(i)*	814,997	--
Hambrecht & Quist Environmental Technology Fund (b)(i)*	254,513	38,954
Infrastructure and Environmental Private Equity Fund III (b)(i)*	833,329	453,328
Labrador Ventures III (b)(i)*	372,104	99,380
Labrador Ventures IV (b)(i)*	733,153	300,535
Liberty Environmental Partners (a)(b)(i)*	256,090	--
Milepost Ventures (a)(b)(i)*	500,000	1
New Markets Growth Fund LLC (b)(i)*	62,500	41,053
Poland Partners (b)(i)*	400,000	313,928
Solstice Capital (b)(i)*	260,526	229,626
Ukraine Fund (b)(i)*	43,056	14,771
Utah Ventures (b)(i)*	867,581	--
Venture Strategy Partners (b)(i)*	206,058	15,695

Total Limited Partnership Interest (Cost $6,668,032)		2,357,766

	Principal
Corporate Bonds - 25.9%	Amount
ACLC Business Loan Receivables Trust:
7.585%, 1/15/21 (e)	327,240	328,793
8.745%, 1/15/21 (e)	999,938	853,072
2.41%, 10/15/21 (e)(r)	1,000,000	933,125
Agfirst Farm Credit Bank, 7.30%, 10/14/49 (e)	2,000,000	2,048,380
APL Ltd., 8.00%, 1/15/24	550,000	566,500
ASIF Global Financing Corp., 2.12%, 3/14/06 (e)(r)	5,000,000	5,000,000
Assured Guaranty US Holdings, Inc., 7.00%, 6/1/34	1,500,000	1,624,860
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	5,250,000	3,382,628
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	750,000	864,375
Avery Dennison Corp., 1.94%, 8/10/07 (r)	3,250,000	3,247,647
Bank One Issuance Trust, 1.81%, 10/15/08 (r)	3,000,000	3,001,966
Bayview Research Center Lease Finance Trust, 6.33%, 1/15/37 (e)	2,000,000	2,169,400
BF Saul (REIT), 7.50%, 3/1/14 (e)	2,000,000	2,030,000
Camp Pendleton and Quantico Military Housing LLC,
5.937%, 10/1/43 (e)	3,000,000	3,128,070
Chase Funding Mortgage Loan, 4.045%, 5/25/33	5,000,000	4,991,800
Chevy Chase Bank FSB, 6.875%, 12/1/13	500,000	507,500
CIT Group, Inc., 1.931%, 8/31/06 (r)	5,000,000	4,998,100
City Soft, Inc.:
Convertible Notes I, 10.00%, 8/31/06 (b)(i)	297,877	223,408
Convertible Notes II, 10.00%, 8/31/06 (b)(i)	32,500	24,375
Convertible Notes III, 10.00%, 8/31/06 (b)(i)	25,000	25,000
CNL Funding, Inc.:
7.721%, 8/25/09 (e)	2,138,133	2,257,868
Franchise Loan Trust Certificates, Interest Only,
0.95%, 8/18/16 (e)(r)	6,865,147	294,515
Continental Airlines, Inc., 2.72%, 12/6/07 (r)	2,500,000	2,514,075
Credit Suisse First Boston USA, Inc., 2.19%, 6/19/06 (r)	1,500,000	1,499,145
Delta Air Lines, Inc., 2.41%, 1/25/08 (r)	$2,721,716	$2,738,836
E*Trade Financial Corp., 8.00%, 6/15/11 (e)	1,000,000	1,040,000
Evangelical Lutheran Good Samaritan Society Fund,
6.78%, 11/1/05	3,000,000	3,126,228
FedEx Corp., 1.88%, 4/1/05 (r)	5,000,000	5,004,845
FMAC Loan Receivables Trust, 6.66%, 1/15/12 (e)	1,474,193	1,274,027
Global Signal Trust I, 3.711%, 1/15/34 (e)	1,471,320	1,448,129
Goldman Sachs Capital I, 6.345%, 2/15/34	1,000,000	1,004,440
Goldman Sachs Group, Inc., 2.57%, 9/29/14 (r)	1,500,000	1,499,820
Great Lakes Power, Inc., 8.30%, 3/1/05	3,250,000	3,318,088
Greater Bay Bancorp, 5.25%, 3/31/08	700,000	708,036
H2Gen Innovations, Inc. Series B Bridge Notes:
Tranche I, 10.00%, 10/31/04 (b)(i)	29,483	29,483
Tranche II, 10.00%, 10/31/04 (b)(i)	29,483	29,483
Tranche III, 10.00%, 10/31/04 (b)(i)	14,741	14,741
Tranche IV, 10.00%, 11/1/04 (b)(i)	7,828	7,828
HRPT Properties Trust, 6.25%, 8/15/16	2,000,000	2,060,340
Huntington Bancshares, Inc., 2.02%, 12/1/05 (r)	1,000,000	1,000,757
International Lease Finance Corp., 2.406%, 1/15/10 (r)	1,500,000	1,497,742
Jackson National Life Global Funding, 1.70%, 4/20/07 (e)(r)	1,500,000	1,498,245
JP Morgan Chase Capital XIII, 2.88%, 9/30/34 (r)	1,500,000	1,484,876
KDM Development Corp., 2.41%, 12/31/07 (b)(i)	746,900	688,239
Kimco Realty Corp., 1.88%, 8/1/06 (r)	1,500,000	1,500,075
Leucadia National Corp.:
7.00%, 8/15/13	620,000	616,900
3.75%, 4/15/14 (e)	500,000	541,635
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)	2,150,000	21,500
8.30%, 12/1/37 (e)(m)	6,630,000	66,300
8.45%, 12/1/97 (e)(m)	2,560,000	25,600
Masco Corp., 2.11%, 3/9/07 (e)(r)	4,000,000	4,006,296
Meridian Funding Co. LLC:
2.07%, 4/15/09 (e)(r)	1,198,438	1,199,200
2.18%, 10/15/14 (e)(r)	3,000,000	2,997,228
NYMAGIC, Inc., 6.50%, 3/15/14	750,000	728,381
Patrons Legacy Partnership:
5.646%, 7/10/58 (e)	750,000	760,245
5.775%, 12/23/63 (e)	750,000	757,102
Plethora Technology, Inc.:
Note I, 8.00%, 12/18/04 (b)(i)	250,000	242,104
Note II, 8.00%, 12/18/04 (b)(i)	150,000	142,217
Post Apartment Homes LP, 6.85%,
3/16/15 (mandatory put, 3/16/05 @100)	1,000,000	1,012,918
Preferred Term Securities IX Ltd., 2.35%, 4/3/33 (e)(r)	1,000,000	1,018,060
PRICOA Global Funding I, 1.90%, 3/2/07 (e)(r)	2,000,000	2,000,126
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	847,000	997,537
RBS Capital Trust I, 2.775%, 9/29/49 (r)	7,000,000	7,048,020
Roslyn Preferred Trust I, 4.76%, 4/1/32 (e)(r)	1,000,000	1,005,000
SLM Corp., 1.61%, 7/25/35 (e)(r)	5,000,000	4,994,250
Sociedad Concesionaria Autopista Central SA, 6.223%,
12/15/26 (e)	3,000,000	3,125,370
Sovereign Bancorp, Inc., 2.10%, 8/25/06 (r)	2,000,000	1,999,260
Sovereign Bank Lease Pass-Through Trust, 12.18%, 6/30/20 (e)	2,653,686	4,279,466
SPARCS Trust 99-1, Step Coupon, 0.00% to 4/15/19,
7.697% thereafter to 10/15/97 (e)	$1,000,000	$288,600
Texas Municipal Gas Corp., 2.60%, 7/1/07 (e)	1,565,000	1,561,745
Toll Road Investors Partnership II Zero Coupon Bonds:
2/15/13 (e)	8,000,000	5,221,296
2/15/14 (e)	5,000,000	3,100,950
2/15/25 (e)	6,000,000	1,751,016
United Energy Ltd., 6.00%, 11/1/05 (e)	1,000,000	1,030,910
Valmont Industries, Inc., 6.875%, 5/1/14 (e)	250,000	257,500
VW Credit, Inc., 1.88%, 7/21/05 (e)(r)	3,500,000	3,499,366
William Street Funding Corp., 1.95%, 4/23/06 (e)(r)	4,000,000	4,004,444

Total Corporate Bonds (Cost $143,938,605)		137,789,402

U.S. Government Agencies and Instrumentalities - 3.6%
Federal Home Loan Bank:
2.25%, 3/28/07	2,000,000	1,998,522
2.10%, 4/30/07	3,000,000	2,993,250
Federal Home Loan Bank Discount Notes, 10/1/04	8,600,000	8,600,000
Freddie Mac, 2.25%, 3/24/08	2,000,000	1,996,680
Freddie Mac Multifamily VRDN Certificates, 1.89%, 1/15/47 (r)	2,099,647	2,099,647
Kingdom of Jordan, Guaranteed by the United States Agency of
International Development, 8.75%, 9/1/19	1,140,873	1,434,032

Total U.S. Government Agencies
and Instrumentalities (Cost $19,025,634)		19,122,131

Taxable Municipal Obligations - 8.2%
Alameda California Corridor Transportation Authority Revenue Bonds,
Zero Coupon, 10/1/27	7,000,000	1,792,840
Ashland Oregon GO Bonds, 6.022%, 7/15/24	1,000,000	1,032,140
Denver Colorado City and County COPs, Zero Coupon,
12/15/16	2,000,000	1,039,220
Hardin County Kentucky Industrial Building Authority Revenue
VRDN, 1.85%, 3/1/27 (r)	7,200,000	7,200,000
Hillsborough County Florida Port Authority Revenue Bonds,
Zero Coupon, 12/1/10	1,235,000	946,344
Hoboken New Jersey Pension Funding GO Bonds, Zero Coupon,
4/1/27	570,000	147,128
Jefferson County Kentucky Health Facilities Revenue VRDN,
1.94%, 12/1/25 (r)	2,400,000	2,400,000
Lakewood Ohio GO Bonds, 5.70%, 7/1/18	1,030,000	1,053,875
Los Angeles California Community Redevelopment Agency
Tax Allocation Bonds, 4.60%, 7/1/10	840,000	849,895
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (f)	3,750,000	1,638,750
New Jersey State Economic Development Authority Revenue Bonds,
Zero Coupon:
2/15/11	2,500,000	1,893,200
2/15/17	9,415,000	4,909,828
2/15/24	4,000,000	1,318,200
New Rochelle New York GO Bonds, 5.20%, 3/15/13	$525,000	$542,766
New York Sate Community Statutory Trust II, 5.47%, 12/28/31 (e)(r)	500,000	502,500
Oregon School Boards Association GO Bonds, Zero Coupon, 6/30/06	2,000,000	1,899,340
Pembroke Pines Florida Communications Services Tax Revenue Bonds,
4.75%, 10/1/19	1,000,000	952,520
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/14	1,250,000	777,838
Rancho Mirage California Redevelopment Agency Tax
Allocation Bonds, 5.76%, 4/1/24	520,000	530,530
Rome Georgia MFH Revenue VRDN, 2.03%, 7/1/34 (r)	7,650,000	7,650,000
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds:
3.65%, 12/1/08	745,000	746,691
3.90%, 12/1/09	1,150,000	1,154,290
Texas State Public Finance Authority Revenue Bonds, 9.00%, 12/1/06	2,514,000	2,703,204

Total Taxable Municipal Obligations (Cost $44,900,851)		43,681,099

High Social Impact Investments - 0.9%
Calvert Social Investment Foundation Notes, 2.17%, 7/1/07 (b)(i)(r)	5,016,666	4,876,851

Total High Social Impact Investments (Cost $5,016,666)		4,876,851

Certificates of Deposit - 0.1%
Alternative Federal Credit Union, 1.25%, 11/30/04 (b)(k)	50,000	49,949
Blackfeet National Bank, 1.50%, 11/13/04 (b)(k)	92,000	91,887
First American Credit Union, 1.30%, 12/23/04 (b)(k)	92,000	91,902
Mission Area Federal Credit Union, 1.50%, 11/18/04 (b)(k)	50,000	49,939
ShoreBank & Trust Co., 1.25%, 12/6/04 (b)(k)	100,000	99,897

Total Certificates of Deposit (Cost $384,000)		383,574

Total Investments (Cost $508,399,796) - 99.3%		529,234,423
Other assets and liabilities, net - 0.7%		3,679,143
Net Assets - 100%		$532,913,566

See notes to statements of net assets and notes to financial statements.

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 18,607,617 shares outstanding	$519,865,760
Class B: 957,489 shares outstanding	28,385,239
Class C: 848,950 shares outstanding	24,888,084
Class I: 0 shares outstanding	--
Undistributed net investment income	159,105
Accumulated net realized gain (loss) on investments	(61,439,555)
Net unrealized appreciation (depreciation) on investments	21,054,933

Net Assets	$532,913,566

Net Asset Value Per Share
Class A (based on net assets of $486,255,089)	$26.13
Class B (based on net assets of $24,838,990)	$25.94
Class C (based on net assets of $21,819,487)	$25.70
Class I (based on net assets of $0)	N/A

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
U.S. Treasury Bonds	90	12/04	$10,099,687	$184,970
5 Year U.S. Treasury Notes	2	12/04	221,500	367
Total Purchased	$185,337

Sold:
2 Year U.S. Treasury Notes	100	12/04	21,123,438	$31,073
10 Year U.S. Treasury Notes	26	12/04	2,928,250	3,896
Total Sold	$34,969

See notes to statements of net assets and notes to financial statements.

Bond Portfolio

Statement of Net Assets

September 30, 2004
	Principal
Corporate Bonds - 66.0%	Amount	Value
ACLC Business Loan Receivables Trust:
7.585%, 1/15/21 (e)	$327,240	$328,793
8.745%, 1/15/21 (e)	999,938	853,072
2.41%, 10/15/21 (e)(r)	1,000,000	933,125
Agfirst Farm Credit Bank, 7.30%, 10/14/49 (e)	2,000,000	2,048,380
ASIF Global Financing Corp., 2.124%, 3/14/06 (e)(r)	5,000,000	5,000,000
Assured Guaranty US Holdings, Inc., 7.00%, 6/1/34	1,500,000	1,624,860
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	3,500,000	2,255,085
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	500,000	576,250
Avery Dennison Corp., 1.94%, 8/10/07 (r)	3,250,000	3,247,647
Bank One Issuance Trust, 1.81%, 10/15/08 (r)	3,000,000	3,001,966
Bayview Research Center Lease Finance Trust, 6.33%, 1/15/37 (e)	2,000,000	2,169,400
BF Saul (REIT), 7.50%, 3/1/14 (e)	2,000,000	2,030,000
Camp Pendleton and Quantico Military Housing LLC,
5.937%, 10/1/43 (e)	3,000,000	3,128,070
Cascade Christian Schools, 7.65%, 12/1/09	772,000	824,457
Chase Funding Mortgage Loan, 4.045%, 5/25/33	5,000,000	4,991,800
Chevy Chase Bank FSB, 6.875%, 12/1/13	500,000	507,500
CIT Group, Inc., 1.931%, 8/31/06 (r)	5,000,000	4,998,100
CNL Funding, Inc.:
7.721%, 8/25/09 (e)	1,598,587	1,688,108
Franchise Loan Trust Certificates, Interest Only
0.95%, 8/18/16 (e)(r)	6,865,147	294,515
Continental Airlines, Inc., 2.72%, 12/6/07 (r)	2,000,000	2,011,260
Credit Suisse First Boston USA, Inc., 2.19%, 6/19/06 (r)	1,500,000	1,499,145
Delta Air Lines, Inc., 2.41%, 1/25/08 (r)	2,721,716	2,738,836
E*Trade Financial Corp., 8.00%, 6/15/11 (e)	500,000	520,000
FedEx Corp., 1.88%, 4/1/05 (r)	5,000,000	5,004,845
First Republic Bank, 7.75%, 9/15/12	870,000	962,664
FMAC Loan Receivables Trust, 6.66%, 1/15/12 (e)	1,474,193	1,274,027
Global Signal Trust I, 3.711%, 1/15/34 (e)	1,471,320	1,448,129
Goldman Sachs Group, Inc.:
2.57%, 9/29/14 (r)	1,500,000	1,499,820
6.345%, 2/15/34	1,000,000	1,004,440
Great Lakes Power, Inc., 8.30%, 3/1/05	4,425,000	4,517,704
Greater Bay Bancorp, 5.25%, 3/31/08	700,000	708,036
HRPT Properties Trust, 6.25%, 8/15/16	2,000,000	2,060,340
Huntington Bancshares, Inc., 2.02%, 12/1/05 (r)	1,000,000	1,000,757
International Lease Finance Corp., 2.406%, 1/15/10 (r)	2,000,000	1,996,990
Interpool Capital Trust, 9.875%, 2/15/27	1,620,000	1,417,500
Jackson National Life Global Funding, 1.70%, 4/20/07 (e)(r)	1,500,000	1,498,245
JP Morgan Chase Capital XIII, 2.88%, 9/30/34 (r)	1,500,000	1,484,875
Kimco Realty Corp., 1.88%, 8/1/06 (r)	1,500,000	1,500,075
Leucadia National Corp.:
7.00%, 8/15/13	820,000	815,900
3.75%, 4/15/14 (e)	500,000	541,635
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)	$3,400,000	$34,000
8.30%, 12/1/37 (e)(m)	4,000,000	40,000
Masco Corp., 2.11%, 3/9/07 (e)(r)	5,000,000	5,007,870
Meridian Funding Co. LLC:
2.07%, 4/15/09 (e)(r)	1,198,438	1,199,200
2.18%, 10/15/14 (e)(r)	5,000,000	4,995,380
NYMAGIC, Inc. 6.50%, 3/15/14 (e)	750,000	728,381
Patrons Legacy Partnership:
5.646%, 7/10/58 (e)	750,000	760,245
5.775%, 12/23/63 (e)	750,000	757,103
Post Apartment Homes LP, 6.85%, 3/16/15
(mandatory put, 3/16/05 @ 100)	1,000,000	1,012,918
Preferred Term Securities IX Ltd., 2.35%, 4/3/33 (e)(r)	1,000,000	1,018,060
PRICOA Global Funding I, 1.90%, 3/2/07 (e)(r)	3,000,000	3,000,189
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	848,000	998,715
RBS Capital Trust I, 2.775%, 9/29/49 (r)	10,000,000	10,068,600
Roslyn Preferred Trust I, 4.76%, 4/1/32 (e)(r)	2,000,000	2,010,000
SLM Corp., 1.61%, 7/25/35 (e)(r)	5,000,000	4,994,250
Sociedad Concesionaria Autopista Central SA, 6.223%,
12/15/26 (e)	3,000,000	3,125,370
Sovereign Bancorp, Inc., 2.10%, 8/25/06 (r)	2,000,000	1,999,260
Sovereign Bank Lease Pass-Through Trust, 12.18%, 6/30/20 (e)	2,830,466	4,564,551
SPARCS Trust 99-1, Step Coupon, 0.00% to 4/15/19,
7.697% thereafter, 10/15/97 (e)	1,000,000	288,600
Texas Municipal Gas Corp., 2.60%, 7/1/07 (e)	2,085,000	2,080,663
TIERS Trust, 8.45%, 12/1/17 (n)	439,239	4,392
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/06 (e)	2,500,000	2,390,045
2/15/10 (e)	3,000,000	2,333,835
2/15/13 (e)	1,000,000	652,662
2/15/14 (e)	2,000,000	1,240,380
2/15/25 (e)	14,200,000	4,144,071
2/15/26 (e)	3,000,000	824,121
United Dominion Realty Trust, Inc., 7.73%, 4/5/05	200,000	204,714
United Energy Ltd., 6.00%, 11/1/05 (e)	1,000,000	1,030,910
Vale Overseas Ltd., 8.25%, 1/17/34	300,000	291,000
Valmont Industries, Inc., 6.875%, 5/1/14 (e)	250,000	257,500
VW Credit, Inc., 1.88%, 7/21/05 (e)(r)	3,500,000	3,499,366
William Street Funding Corp., 1.95%, 4/23/06 (e)(r)	4,000,000	4,004,444

Total Corporate Bonds (Cost $148,846,971)		145,567,146

	Principal
Taxable Municipal Obligations - 15.6%	Amount	Value
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon:
10/1/06	$2,290,000	$2,150,699
10/1/27	7,000,000	1,792,840
Ashland Oregon GO Bonds, 6.022%, 7/15/24	1,000,000	1,032,140
California Statewide Communities Development Authority
Revenue Bonds, Zero Coupon:
6/1/10	1,415,000	1,111,058
6/1/12	1,530,000	1,064,849
6/1/13	1,585,000	1,037,351
6/1/14	1,645,000	1,010,836
Denver Colorado City and County COPs, Zero Coupon,
12/15/16	3,000,000	1,558,830
Hillsborough County Florida Port Authority Revenue Bonds,
Zero Coupon, 6/1/11	1,230,000	911,036
Hoboken New Jersey Pension Funding GO Bonds, Zero Coupon,
4/1/27	570,000	147,128
Indiana State Bond Bank Revenue Bonds, 6.20%, 1/15/15	900,000	974,943
Lakewood Ohio GO Bonds, 5.95%, 7/1/24	850,000	869,474
Los Angeles California Community Redevelopment Agency
Tax Allocation Bonds, 5.27%, 7/1/13	970,000	990,855
New Jersey State Economic Development Authority
Revenue Bonds, Zero Coupon:
2/15/11	2,500,000	1,893,200
2/15/17	8,750,000	4,563,037
2/15/24	5,000,000	1,647,750
Oklahoma City Oklahoma Airport Trust Revenue Bonds,
5.05%, 10/1/11	1,455,000	1,504,645
Oregon School Boards Association GO Bonds, Zero Coupon:
6/30/06	2,000,000	1,899,340
6/30/23	500,000	167,915
Pembroke Pines Florida Communications Services Tax Revenue Bonds,
4.75%, 10/1/19	1,000,000	952,520
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/14	1,250,000	777,837
Rancho Mirage California Redevelopment Agency Tax Allocation Bonds,
5.76%, 4/1/24	520,000	530,530
San Francisco City and County California Redevelopment
Financing Authority Revenue Bonds, 5.00%, 8/1/07	980,000	1,027,697
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds:
3.20%, 12/1/07	1,295,000	1,293,796
4.20%, 12/1/10	1,235,000	1,240,879
Texas State Public Finance Authority Revenue Bonds, 9.00%,
12/1/06	2,207,000	2,373,099

Total Taxable Municipal Obligations (Cost $33,361,745)		34,524,284

U.S. Government Agencies	Principal
and Instrumentalities - 18.9%	Amount	Value
Federal Home Loan Bank:
2.25%, 3/28/07	$3,000,000	$2,997,783
2.10%, 4/30/07	4,000,000	3,991,000
Federal Home Loan Bank Discount Notes, 10/1/04	31,900,000	31,900,000
Freddie Mac, 2.25%, 3/24/08	2,000,000	1,996,680
Kingdom of Jordan, Guaranteed by the United States Agency of
International Development, 8.75%, 9/1/19	570,437	717,016

Total U.S. Government Agencies and Instrumentalities
(Cost $41,562,994)		41,602,479

High Social Impact Investments - 0.5%
Calvert Social Investment Foundation Notes, 2.17%,
7/1/06 (b)(i)(r)	1,050,000	1,020,736

Total High Social Impact Investments (Cost $1,050,000)		1,020,736

Equity Securities - 2.2%	Shares
Conseco, Inc., Preferred	85,000	2,092,700
Manitoba Telecom Services, Inc., Class B	14,538	487,185
MFH Financial Trust I, Preferred (e)	20,000	1,980,000
Northern Borders Partners, LP	3,500	160,125
Roslyn Real Estate Asset Corp., Preferred	2,000	201,000

Total Equity Securities (Cost $4,817,983)		4,921,010

Total Investments (Cost $229,639,693) - 103.2%		227,635,655
Other assets and liabilities, net - (3.2%)		(7,106,714)
Net Assets - 100%		$220,528,941

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 10,560,747 shares outstanding		$169,803,966
Class B: 1,082,237 shares outstanding		17,164,525
Class C: 808,186 shares outstanding		12,848,076
Class I: 1,060,851 shares outstanding		16,491,170
Undistributed net investment income		151,246
Accumulated net realized gain (loss) on investments		5,831,703
Net unrealized appreciation (depreciation) on investments		(1,761,745)

Net Assets		$220,528,941

Net Asset Value Per Share
Class A (based on net assets of $172,469,681)		$16.33
Class B (based on net assets of $17,604,678)		$16.27
Class C (based on net assets of $13,130,336)		$16.25
Class I (based on net assets of $17,324,246)		$16.33

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
U.S. Treasury Bonds	102	12/04	$11,446,313	$216,833
Total Purchased				$216,833

Sold:
2 Year U.S. Treasury Notes	100	12/04	$21,123,438	$30,885
5 Year U.S. Treasury Notes	58	12/04	6,423,500	(6,463)
10 Year U.S. Treasury Notes	58	12/04	6,532,250	1,049
Total Sold				$25,471

See notes to statements of net assets and notes to financial statements.

Equity Portfolio

Statement of Net Assets

September 30, 2004

Equity Securities - 97.9%	Shares	Value
Advertising Agencies - 2.0%
Omnicom Group, Inc.	260,000	$18,995,600

Banks - Outside New York City - 2.0%
Synovus Financial Corp.	750,000	19,612,500

Biotechnology - Research & Production - 3.5%
Amgen, Inc.*	592,400	33,577,232

Chemicals - 3.3%
Air Products & Chemicals, Inc.	380,000	20,664,400
Ecolab, Inc.	351,200	11,041,728
		31,706,128

Communications Technology - 2.8%
Cisco Systems, Inc.*	1,500,000	27,150,000

Computer - Services, Software & Systems - 3.0%
Microsoft Corp.	1,050,000	29,032,500

Computer Technology - 2.6%
Dell, Inc.*	700,000	24,920,000

Consumer Products - 1.7%
Alberto-Culver Co.	377,250	16,402,830

Containers & Packaging - Metal & Glass - 0.9%
Aptargroup, Inc.	200,000	8,794,000

Cosmetics - 0.9%
Estee Lauder Co.'s, Inc.	200,000	8,360,000

Diversified Financial Services - 2.3%
American Express Co.	422,000	21,716,120

Diversified Production - 4.1%
Dover Corp.	411,900	16,010,553
Pentair, Inc.	680,000	23,738,800
		39,749,353

Drug & Grocery Store Chains - 2.5%
Walgreen Co.	680,000	24,364,400

Drugs & Pharmaceuticals - 5.4%
Johnson & Johnson	201,400	11,344,862
Merck & Co., Inc.	350,000	11,550,000
Pfizer, Inc.	950,000	29,070,000
		51,964,862

Electronic Equipment & Components - 2.9%
Emerson Electric Co.	300,000	$18,567,000
Molex, Inc.	360,000	9,471,600
		28,038,600

Electronics - Medical Systems - 4.4%
Medtronic, Inc.	550,000	28,545,000
Varian Medical Systems, Inc.*	400,000	13,828,000
		42,373,000

Electronics - Semiconductors / Components - 2.8%
Intel Corp.	611,800	12,272,708
Microchip Technology, Inc.	542,300	14,555,332
		26,828,040

Financial Data Processing Services - 4.6%
First Data Corp.	400,000	17,400,000
Fiserv, Inc.*	440,000	15,338,400
SunGard Data Systems, Inc.*	483,300	11,488,041
		44,226,441

Foods - 1.7%
Performance Food Group Co.*	700,000	16,590,000

Healthcare Facilities - 2.1%
Health Management Associates, Inc.	1,000,000	20,430,000

Healthcare Services - 1.6%
Express Scripts, Inc.*	230,000	15,028,200

Insurance - Multi-Line - 6.3%
Aflac, Inc.	450,000	17,644,500
American International Group, Inc.	430,000	29,235,700
Lincoln National Corp.	300,000	14,100,000
		60,980,200

Investment Management Companies - 2.0%
SEI Investments Co.	570,000	19,197,600

Machinery - Industrial / Specialty - 3.2%
Illinois Tool Works, Inc.	325,000	30,280,250

Medical & Dental - Instruments & Supplies - 1.6%
Dentsply International, Inc.	300,000	15,582,000

Multi-Sector Companies - 1.9%
3M Co.	226,000	18,073,220

Oil - Crude Producers - 2.6%
EOG Resources, Inc.	383,600	25,260,060

Restaurants - 1.8%
Brinker International, Inc.*	550,000	17,132,500

Retail - 13.1%
Bed Bath & Beyond, Inc.*	640,000	$23,750,400
CDW Corp.	330,000	19,149,900
Costco Wholesale Corp.	550,000	22,858,000
Home Depot, Inc.	400,000	15,680,000
Kohl's Corp.*	510,000	24,576,900
Staples, Inc.	680,000	20,277,600
		126,292,800

Securities Brokers & Services - 4.1%
A.G. Edwards, Inc.	650,000	22,503,000
Franklin Resources, Inc.	294,900	16,443,624
		38,946,624

Soaps & Household Chemicals - 2.0%
Procter & Gamble Co.	350,000	18,942,000

Utilities - Gas Distribution - 2.2%
Questar Corp.	456,200	20,903,084

Utilities - Telecommunications - 0.0%
Alltel Corp.	900	49,419

Total Equity Securities (Cost $809,858,702)		941,499,563

Venture Capital - 0.2%
20/20 Gene Systems, Inc., Warrants (strike price $.01/share,
expires 8/27/13) (b)(i)*	30,000	14,700
Chesapeake PERL, Inc., Series A-2 Preferred (b)(i)*	150,000	300,000
Cylex, Inc.:
Series A Preferred (b)(i)*	101,742	93,495
Series B Preferred (b)(i)*	787,268	211,775
Warrants (strike price $.0412/share, expires 11/12/13) (b)(i)*	285,706	--
Dragonfly Media LLC (b)(i)*	295,081	516,401
H2Gen Innovations, Inc.:
Series A Preferred (b)(i)*	251,496	100,598
Series A Preferred, Warrants (strike price $1.00/share,
expires 1/1/12) (b)(i)*	20,833	--
Series B Preferred, Warrants (expires 10/31/13) (b)(i)*	27,026	--
PowerZyme, Inc., Series D Preferred (b)(i)*	1,250,000	500,000

Total Venture Capital (Cost $2,143,638)		1,736,969

	Principal
Corporate Bonds - 0.0%	Amount	Value
20/20 Gene Systems Inc., 8.00%, 2/28/05 (b)(i)	$250,000	$245,877
H2Gen Innovations, Inc.:
Series B Bridge Note Tranche I, 10.00%, 10/31/04 (b)(i)	29,483	29,483
Series B Bridge Note Tranche II, 10.00%, 10/31/04 (b)(i)	29,483	29,483
Series B Bridge Note Tranche III, 10.00%, 10/31/04 (b)(i)	14,741	14,741
Series B Bridge Note Tranche IV, 10.00%, 11/1/04 (b)(i)	7,828	7,828

Total Corporate Bonds (Cost $327,519)		327,412

High Social Impact Investments - 0.7%
Calvert Social Investment Foundation Notes,
2.17%, 7/1/06 (b)(i)(r)	6,800,000	6,610,484

Total High Social Impact Investments (Cost $6,800,000)		6,610,484

U.S. Government Agencies And Instrumentalities - 0.4%
Federal Home Loan Bank Discount Notes, 10/1/04	3,900,000	3,900,000

Total U.S. Government Agencies and Instrumentalities
(Cost $3,900,000)		3,900,000

Total Investments (Cost $823,029,859) - 99.2%		954,074,428
Other assets and liabilities, net - 0.8%		7,499,918
Net Assets - 100%		$961,574,346

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 21,986,483 shares outstanding		$592,267,002
Class B: 2,912,559 shares outstanding		80,931,902
Class C: 3,129,974 shares outstanding		80,481,802
Class I: 2,884,454 shares outstanding		84,836,797
Accumulated net realized gain (loss) on investments		(7,987,726)
Net unrealized appreciation (depreciation) on investments		131,044,569

Net Assets		$961,574,346

Net Asset Value Per Share
Class A (based on net assets of $695,471,715)		$31.63
Class B (based on net assets of $86,241,924)		$29.61
Class C (based on net assets of $86,513,874)		$27.64
Class I (based on net assets of $93,346,833)		$32.36

See notes to statements of net assets and notes to financial statements.

Enhanced Equity Portfolio

Statement of Net Assets

September 30, 2004
Equity Securities - 99.1%	Shares	Value
Air Transportation - 0.2%
FedEx Corp.	1,300	$111,397

Auto Parts - After Market - 0.1%
Genuine Parts Co.	1,500	57,570

Auto Parts - Original Equipment - 0.5%
Autoliv, Inc.	9,000	363,600

Auto Trucks & Parts - 0.3%
Wabash National Corp.*	7,900	217,013

Banks - New York City - 2.3%
J.P. Morgan Chase & Co.	40,284	1,600,483

Banks - Outside New York City - 7.6%
Bank of America Corp.	39,270	1,701,569
KeyCorp Ltd.	8,700	274,920
US Bancorp	33,400	965,260
Wachovia Corp.	30,100	1,413,195
Wells Fargo & Co.	16,000	954,080
		5,309,024

Biotechnology - Research & Production - 1.1%
Amgen, Inc.*	10,400	589,472
Invitrogen Corp.*	3,200	175,968
		765,440

Building Materials - 0.5%
Masco Corp.	10,100	348,753

Chemicals - 1.4%
Airgas, Inc.	17,600	423,632
Praxair, Inc.	5,600	239,344
Sigma-Aldrich Corp.	5,400	313,200
		976,176

Communications & Media - 1.8%
Time Warner, Inc.*	79,400	1,281,516

Communications Technology - 4.5%
Cisco Systems, Inc.*	77,600	1,404,560
CommScope, Inc.*	46,000	993,600
Qualcomm, Inc.	15,200	593,408
Scientific-Atlanta, Inc.	3,900	101,088
Tellabs, Inc.*	5,500	50,545
		3,143,201

Computer - Services, Software & Systems - 4.1%
Adobe Systems, Inc.	3,600	$178,092
Citrix Systems, Inc.*	3,100	54,312
Compuware Corp.*	16,900	87,035
Microsoft Corp.	88,400	2,444,260
Symantec Corp.*	1,100	60,368
Veritas Software Corp.*	1,800	32,040
		2,856,107

Computer Technology - 4.7%
Dell, Inc.*	27,600	982,560
EMC Corp.*	13,400	154,636
Hewlett-Packard Co.	10,300	193,125
International Business Machines Corp.	22,700	1,946,298
		3,276,619

Consumer Electronics - 1.3%
Electronic Arts, Inc.*	7,400	340,326
Harman International Industries, Inc.	600	64,650
Yahoo!, Inc.*	15,500	525,605
		930,581

Consumer Products - 3.4%
Gillette Co.	20,000	834,800
Kimberly-Clark Corp.	17,300	1,117,407
Toro Co.	5,700	389,310
		2,341,517

Containers & Packaging - Paper & Plastic - 0.2%
Sealed Air Corp.*	3,300	152,955

Cosmetics - 0.1%
Avon Products, Inc.	1,200	52,416

Diversified Financial Services - 3.0%
American Express Co.	27,600	1,420,296
Goldman Sachs Group, Inc.	1,000	93,240
New Century Financial Corp.	9,300	560,046
		2,073,582

Diversified Production - 0.6%
Danaher Corp.	5,700	292,296
Dover Corp.	2,700	104,949
		397,245

Drug & Grocery Store Chains - 0.6%
Supervalu, Inc.	4,800	132,240
Walgreen Co.	8,300	297,389
		429,629

Drugs & Pharmaceuticals - 8.0%
Cardinal Health, Inc.	8,450	$369,856
Johnson & Johnson	35,300	1,988,449
Merck & Co., Inc.	36,300	1,197,900
Pfizer, Inc.	66,800	2,044,080
		5,600,285

Electrical - Household Appliances - 0.1%
Whirlpool Corp.	1,600	96,144

Electronic Equipment & Components - 0.5%
Cooper Industries Ltd.	1,500	88,500
Molex, Inc.	8,700	259,434
		347,934

Electronics - 0.0%
Sanmina-SCI Corp.*	4,900	34,545

Electronics - Medical Systems - 0.9%
Medtronic, Inc.	11,500	596,850

Electronics - Semiconductors / Components - 2.7%
Altera Corp.*	12,100	236,797
Atmel Corp.*	18,700	67,694
Intel Corp.	58,300	1,169,498
Jabil Circuit, Inc.*	10,800	248,400
Texas Instruments, Inc.	6,200	131,936
		1,854,325

Energy Miscellaneous - 1.0%
Veritas DGC, Inc.*	29,400	669,732

Finance - Small Loan - 0.1%
SLM Corp.	1,200	53,520

Finance Companies - 0.8%
Capital One Financial Corp.	8,000	591,200

Financial Data Processing Services - 2.3%
Automatic Data Processing, Inc.	16,100	665,252
DST Systems, Inc.*	1,200	53,364
First Data Corp.	18,100	787,350
Fiserv, Inc.*	1,000	34,860
SunGard Data Systems, Inc.*	1,400	33,278
		1,574,104

Financial Miscellaneous - 3.0%
AMBAC Financial Group, Inc.	1,700	135,915
Fannie Mae	19,600	1,242,640
Freddie Mac	1,300	84,812
MBNA Corp.	13,400	337,680
Nationwide Financial Services, Inc.	1,900	66,709
Providian Financial Corp.*	12,500	194,250
		2,062,006

Foods - 3.4%
General Mills, Inc.	5,600	$251,440
H.J. Heinz Co.	13,400	482,668
Hershey Foods Corp.	10,400	485,784
Kellogg Co.	16,100	686,826
Sysco Corp.	15,800	472,736
		2,379,454

Forest Products - 0.5%
Weyerhaeuser Co.	5,800	385,584

Healthcare Facilities - 0.4%
DaVita, Inc.*	8,550	266,332

Healthcare Management Services - 1.0%
Caremark Rx, Inc.*	7,500	240,525
Wellpoint Health Networks, Inc.*	4,100	430,869
		671,394

Healthcare Services - 0.9%
Anthem, Inc.*	5,300	462,425
Express Scripts, Inc.*	2,600	169,884
		632,309

Home Building - 1.4%
NVR, Inc.*	1,800	991,800

Household Equipment & Products - 0.2%
Black & Decker Corp.	2,200	170,368

Identify Control & Filter Devices - 0.4%
Parker Hannifin Corp.	4,200	247,212

Insurance - Life - 1.6%
Jefferson-Pilot Corp.	1,800	89,388
Principal Financial Group	17,700	636,669
Prudential Financial, Inc.	6,700	315,168
The Phoenix Co.'s, Inc.	4,600	47,932
		1,089,157

Insurance - Multi-Line - 4.3%
Aflac, Inc.	12,100	474,441
American International Group, Inc.	28,840	1,960,832
Cigna Corp.	300	20,889
Hartford Financial Services, Inc.	1,400	86,702
Lincoln National Corp.	4,000	188,000
Protective Life Corp.	6,400	251,584
Safeco Corp.	1,100	50,215
		3,032,663

Insurance - Property & Casualty - 1.1%
21st Century Insurance Group	4,500	$60,075
Chubb Corp.	6,900	484,932
Progressive Corp.	2,800	237,300
		782,307

Machinery - Agricultural - 0.8%
Deere & Co.	8,900	574,495

Machinery - Construction & Handling - 0.7%
Terex Corp.*	11,400	494,760

Machinery - Industrial / Specialty - 1.1%
Illinois Tool Works, Inc.	4,870	453,738
Nordson Corp.	1,300	44,629
Tecumseh Products Co.	6,300	263,781
		762,148

Machinery - Oil Well Equipment & Services - 1.0%
Smith International, Inc.*	11,800	716,614

Medical & Dental - Instruments & Supplies - 0.9%
Becton Dickinson & Co.	5,800	299,860
St. Jude Medical, Inc.*	600	45,162
Stryker Corp.	5,200	250,016
		595,038

Medical Services - 0.1%
Coventry Health Care, Inc.*	1,250	66,713

Office Furniture & Business Equipment - 0.3%
Pitney Bowes, Inc.	1,000	44,100
Xerox Corp.*	9,500	133,760
		177,860

Oil - Crude Producers - 2.7%
Chesapeake Energy Corp.	3,400	53,822
Cimarex Energy Co.*	5,200	181,688
EOG Resources, Inc.	16,700	1,099,695
Pioneer Natural Resources Co.	1,200	41,376
XTO Energy, Inc.	14,707	477,683
		1,854,264

Photography - 0.6%
Eastman Kodak Co.	12,800	412,416

Pollution Control & Environmental Services - 0.1%
Headwaters, Inc.*	1,700	52,462

Publishing - Miscellaneous - 1.0%
McGraw-Hill Co.'s, Inc.	7,100	565,799
R.R. Donnelley & Sons Co.	4,300	134,676
		700,475

Publishing - Newspapers - 0.1%
New York Times Co.	1,700	$66,470

Real Estate Investment Trust (REIT) - 0.4%
Equity Office Properties Trust (REIT)	10,900	297,025

Recreational Vehicles & Boats - 0.6%
Harley-Davidson, Inc.	7,400	439,856

Restaurants - 0.4%
CKE Restaurants, Inc.*	27,100	299,455

Retail - 4.5%
Bed Bath & Beyond, Inc.*	5,800	215,238
Best Buy Co., Inc.	1,800	97,632
Costco Wholesale Corp.	8,100	336,636
Dollar General Corp.	1,800	36,270
Gap, Inc.	15,625	292,188
Home Depot, Inc.	26,900	1,054,480
Lowe's Co.'s, Inc.	9,100	494,585
ShopKo Stores, Inc.*	3,000	52,230
Staples, Inc.	16,800	500,976
Target Corp.	1,900	85,975
		3,166,210

Savings & Loans - 0.9%
Washington Mutual, Inc.	15,600	609,648

Securities Brokers & Services - 0.1%
Charles Schwab Corp.	2,700	24,813
Franklin Resources, Inc.	800	44,608
		69,421

Services - Commercial - 0.2%
Brink's Co.	5,000	150,850

Shoes - 0.3%
Timberland Co.*	3,400	193,120

Soaps & Household Chemicals - 1.0%
Colgate-Palmolive Co.	7,600	343,368
Procter & Gamble Co.	6,200	335,544
		678,912

Transportation Miscellaneous - 0.3%
United Parcel Service, Inc., Class B	2,800	212,576

Utilities - Cable, Television, & Radio - 0.5%
Comcast Corp., Special Class A*	1,200	33,888
COX Communications, Inc.*	9,600	318,048
		351,936

Utilities - Electrical - 1.2%
Cleco Corp.	5,900	$101,716
Hawaiian Electric Industries, Inc.	3,000	79,620
IDACORP, Inc.	6,600	191,796
NiSource, Inc.	6,300	132,363
OGE Energy Corp.	10,900	275,007
Unisource Energy Corp.	2,900	70,615
		851,117

Utilities - Gas Distribution - 1.7%
AGL Resources, Inc.	6,200	190,774
Kinder Morgan, Inc.	13,600	854,352
Oneok, Inc.	5,000	130,100
		1,175,226

Utilities - Gas Pipelines - 0.1%
Equitable Resources, Inc.	1,600	86,896

Utilities - Telecommunications - 4.2%
AT&T Wireless Services, Inc.*	11,920	176,178
Bellsouth Corp.	44,100	1,195,992
Citizens Communications Co.	9,500	127,205
Nextel Communications, Inc.*	2,900	69,136
SBC Communications, Inc.	53,438	1,386,716
		2,955,227

Wholesalers - 0.4%
United Stationers, Inc.*	5,900	256,060

Total Equity Securities (Cost $62,875,421)		69,081,299

Total Investments (Cost $62,875,421) - 99.1%		69,081,299
Other assets and liabilities, net - 0.9%		599,891
Net Assets - 100%		$69,681,190

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,257,518 shares outstanding		$52,342,721
Class B: 529,688 shares outstanding		8,121,125
Class C: 379,854 shares outstanding		5,993,975
Class I: 0 shares outstanding		--
Accumulated net realized gain (loss) on investments		(2,982,509)
Net unrealized appreciation (depreciation) on investments		6,205,878

Net Assets		$69,681,190

Net Asset Value Per Share
Class A (based on net assets of $55,252,852)		$16.96
Class B (based on net assets of $8,390,505)		$15.84
Class C (based on net assets of $6,037,833)		$15.90
Class I (based on net assets of $0)		N/A

See notes to statements of net assets and notes to financial statements.

Notes to Statements of Net Assets

(a) Affiliated company.

(b) This security was valued by the Board of Trustees. See note A.

(c) Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Interest payments have been deferred until July 1, 2005. At September 30, 2004 accumulated deferred interest totaled $455,583 and includes interest accrued since and due on October 1, 2003.

(h) Represents rate in effect at September 30, 2004, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of September 30, 2004, the prime rate was 4.50%.

(i) Restricted securities represent 2.3% of the net assets for Balanced Portfolio, 0.5% for Bond Portfolio, and 0.9% for Equity Portfolio.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments due in June, July and December 2003 as well as January, June and July 2004. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments due in June, July and December 2003 as well as January, June and July 2004. This TIERS security is based in interest payments from Lumbermens. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securites represents the rate at period end.

* Non-income producing security.
Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	ADR: American Depository Receipt
CA: Collateral Agreement	AMBAC: American Municipal Bond Assurance Corp.
CF: Credit Facility	COPs: Certificates of Participation
C/LOC: Confirming Letter of Credit	FGIC: Financial Guaranty Insurance Company
INSUR: Insurance	FHLB: Federal Home Loan Bank
LOC: Letter of Credit	FNMA: Federal National Mortgage Association
SWAP: Swap Agreement	FSB: Federal Savings Bank
TOA: Tender Option Agreement	GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
REIT: Real Estate Investment Trust
SPI: Securities Purchase, Inc.
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Balanced Portfolio

Restricted Securities	Acquisition Dates	Cost
Agraquest, Inc.:
Series B Preferred	02/26/97	$200,001
Series C Preferred	03/11/98 - 06/27/03	200,000
Angels With Attitude	08/28/00 - 04/30/03	200,000
CFBanc Corp.	03/14/03	270,000
Calvert Social Investment Foundation Notes,
1.74%, 7/1/04	06/29/01-07/01/02	5,016,666
City Soft, Inc., Convertible Notes, 10.00%, 8/31/06	10/15/02 - 05/04/04	355,377
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 5/15/12)	11/22/02	--
(strike price $0.01/share, expires 10/15/12)	11/22/02	--
(strike price $0.14/share, expires 10/15/12)	11/22/02	--
(strike price $0.28/share, expires 10/15/12)	11/22/02	--
(strike price $0.01/share, expires 2/28/13)	04/11/03	--
(strike price $0.14/share, expires 2/28/13)	04/11/03	--
(strike price $0.28/share, expires 2/28/13)	04/11/03	--
(strike price $0.01/share, expires 5/31/13)	07/15/03	--
(strike price $0.14/share, expires 5/31/13)	07/15/03	--
(strike price $0.28/share, expires 5/31/13)	07/15/03	--
(strike price $0.01/share, expires 8/31/13)	09/09/03	--
(strike price $0.14/share, expires 8/31/13)	09/09/03	--
(strike price $0.28/share, expires 8/31/13)	09/09/03	--
(strike price $0.01/share, expires 9/4/13)	09/09/03	--
(strike price $0.14/share, expires 9/4/13)	09/09/03	--
(strike price $0.21/share, expires 9/4/13)	09/09/03	--
(strike price $0.28/share, expires 9/4/13)	09/09/03	--
(strike price $0.01/share, expires 11/30/13)	01/16/04	--
(strike price $0.14/share, expires 11/30/13)	01/16/04	--
(strike price $0.28/share, expires 11/30/13)	01/16/04	--
Coastal Venture Partners	06/07/96 - 06/22/00	186,494
Common Capital	02/15/01 - 09/11/03	237,428
Community Bank of the Bay	03/15/96	100,000
Distributed Energy Systems Corp:
Contingent Deferred Distribution:
Cash Tranche 1	01/06/04	22,045
Cash Tranche 2	01/06/04	11,022
Stock Tranche 1	01/06/04	812
Stock Tranche 2	01/06/04	407
Environmental Private Equity Fund II	12/31/93 - 11/21/97	33,216
First Analysis Private Equity Fund IV	02/25/02 - 06/17/04	221,984
Frans Health Helpings, Series B Convertible Preferred	06/08/99	200,000
GEEMF Partners	02/28/97	185,003
Global Environment Emerging Markets Fund	01/14/94 - 12/01/95	814,997
H2Gen Innovations, Inc.:
Series A, Preferred	12/30/02	$251,496
Series B Bridge Notes:
Tranche I, 10.00%, 10/31/04	11/06/03	29,483
Tranche II, 10.00%, 10/31/04	02/02/04	29,483
Tranche III, 10.00%, 10/31/04	06/29/04	14,741
Tranche IV, 10.00%, 11/01/04	09/16/04	7,828
Series A Preferred Warrants
(strike price $1.00/share, expires 1/1/12)	11/07/02	--
Series B Preferred Warrants
(strike price $1.00/share, expires 10/31/13)	11/06/03 - 02/02/04	--
Hambrecht & Quist Environmental Technology Fund	08/11/89 - 08/10/94	254,513
Hayes Medical Services	01/31/97 - 07/22/99	500,000
Infrastructure and Environmental Private Equity Fund III	04/16/97 - 02/12/01	833,329
KDM Development Corp., 2.41%, 12/31/07	11/03/99	688,436
Labrador Ventures III	08/11/98 - 04/02/01	372,104
Labrador Ventures IV	12/14/99 - 04/08/04	733,153
Liberty Environmental Partners	07/28/94 - 09/17/97	256,090
Milepost Ventures	05/27/98 - 04/23/02	500,000
Neighborhood Bancorp	06/25/97	100,000
New Markets Growth Fund LLC	01/08/03 - 03/23/04	62,500
Pharmadigm, Inc.	07/05/96 - 06/18/97	500,000
Plethora Technology, Inc. 8.00%, 12/18/04	06/23/03 - 02/10/04	385,086
Plethora Technology, Inc. Warrants:
(strike price $0.01/share, expires 6/17/13)	06/23/03	47,100
(strike price $0.01/share, expires 2/9/14)	02/10/04	28,260
Poland Partners	04/13/94 - 07/23/01	400,000
ProFund International S.A.:
Common	08/29/95 - 05/25/99	7,500
Preferred	01/12/96 - 09/09/03	519,469
Seventh Generation, Inc.	04/12/02 - 05-06/03	230,500
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred	04/22/03 - 05/08/03	68,314
Series 1-B, Convertible Preferred	06/10/03	250,000
Warrants (strike price $1.53/share, expires 10/20/05)	06/10/03	--
Solstice Capital	06/26/01 - 11/26/03	260,526
Ukraine Fund	09/28/92 - 04/18/01	43,056
Utah Ventures	11/17/97 - 02/05/03	867,581
Venture Strategy Partners	08/21/98 - 02/26/03	206,058
Wellspring International, Inc.:
Series A Preferred	03/23/00	200,000
Series B Preferred	11/28/00 - 06/22/01	274,997
Series C Preferred	10/30/02 - 11/22/02	150,000
Series D Preferred	02/10/04	114,286
Warrants (strike price $0.01/share, expires 8/15/12)	08/16/02	11,900
Warrants (strike price $0.01/share, expires 12/24/13)	12/23/03	--
Warrants (strike price $0.01/share, expires 2/10/14)	09/01/04	--
Wild Planet Toys, Inc.:
Series B Preferred	07/12/94	200,000
Series E Preferred .	04/09/98	180,725
Wind Harvest Co., Inc. Series A Preferred	05/16/94	100,000

See notes to financial statements.

Equity Portfolio
Restricted Securities	Acquisition Dates	Cost
20/20 Gene Systems, Inc.:
8.00%, 2/28/05	08/29/03	$245,984
Warrants (strike price $.01/share, expires 8/27/13)	08/29/03	14,700
Calvert Social Investment Foundation Notes,
2.17%, 7/1/06	07/01/03-07/01/04	6,800,000
Chesapeake PERL, Inc., Series A-2 Preferred	07/30/04	300,000
Cylex, Inc.:
Series A Preferred	06/30/04	335,750
Series B Preferred	06/30/04	211,775
Warrants (strike price $.0412/share, expires 11/12/13)	06/30/04	13,525
Dragonfly Media LLC	07/18/03-05/13/04	516,392
H2Gen Innovations, Inc.:
Series A Preferred	12/30/02	251,496
Series A Preferred, Warrants
(strike price $1.00/share, expires 1/1/12)	11/07/02	--
Series B Bridge Notes:
Tranche I, 10.00%, 10/31/04	11/06/03	29,483
Tranche II, 10.00%, 10/31/04	02/02/04	29,483
Tranche III, 10.00%, 10/31/04	06/29/04	14,741
Tranche IV, 10.00%, 11/01/04	09/16/04	7,828
Series B Preferred, Warrants (expires 10/31/13)	11/06/03-06/29/04	--
PowerZyme, Inc., Series D Preferred	07/22/04	500,000

Bond Portfolio
Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes,
2.17%, 7/1/06	07/01/03	$1,050,000

See notes to financial statements.

Statements of Operations

Year Ended September 30, 2004
	Money
	Market	Balanced	Bond
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$2,305,700	$9,112,822	$8,127,711
Dividend income (net of foreign taxes withheld
of $0, $27,506, and $17,091, respectively)	--	4,714,648	182,055
Total investment income	2,305,700	13,827,470	8,309,766

Expenses:
Investment advisory fee	526,566	2,242,362	726,263
Transfer agency fees and expenses	461,913	1,027,312	449,250
Administrative fees	351,044	1,455,686	587,617
Distribution Plan expenses:
Class A	--	1,140,924	318,122
Class B	--	233,544	185,708
Class C	--	196,167	124,248
Trustees' fees and expenses	34,848	104,817	42,286
Custodian fees	23,924	127,370	62,488
Registration fees	25,649	41,749	47,925
Reports to shareholders	76,464	210,411	45,920
Professional fees	32,412	129,783	45,128
Miscellaneous	65,716	147,260	9,967
Total expenses	1,598,536	7,057,385	2,644,922
Reimbursement from Advisor	(57,675)	--	--
Fees paid indirectly	(5,044)	(29,128)	(19,918)
Net expenses	1,535,817	7,028,257	2,625,004

Net Investment Income	769,883	6,799,213	5,684,762

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(497)	20,216,301	5,647,052
Foreign currency transactions	--	4,381	2,788
Futures	--	1,209,727	1,341,118
(497)		21,430,409	6,990,958

Change in unrealized appreciation or (depreciation):
Securities	--	14,847,686	(1,036,970)
Futures		--	358,339	295,788
	--	15,206,025	(741,182)

Net Realized and Unrealized
Gain (Loss) on Investments	(497)	36,636,434	6,249,776

Increase (Decrease) in Net Assets
Resulting From Operations	$769,386	$43,435,647	$11,934,538

See notes to financial statements.

Statements of Operations

Year Ended September 30, 2004
		Enhanced
	Equity	Equity
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$337,682	$768
Dividend income	7,954,695	1,009,106
Total investment income	8,292,377	1,009,874

Expenses:
Investment advisory fee	4,459,463	378,182
Transfer agency fees and expenses	1,958,027	163,167
Administrative fees	1,702,504	94,546
Distribution Plan expenses:
Class A	1,623,524	123,638
Class B	830,219	80,983
Class C	781,803	54,768
Trustees' fees and expenses	179,060	13,481
Custodian fees	35,864	37,310
Registration fees	82,261	29,874
Reports to shareholders	201,140	19,737
Professional fees	72,182	25,749
Miscellaneous	48,729	3,607
Total expenses	11,974,776	1,025,042
Fees paid indirectly	(25,613)	(7,373)
Net expenses	11,949,163	1,017,669

Net Investment Income (Loss)	(3,656,786)	(7,795)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(2,700,972)	925,710
Change in unrealized appreciation or (depreciation)	57,830,791	5,080,825

Net Realized and Unrealized
Gain (Loss) on Investments	55,129,819	6,006,535

Increase (Decrease) in Net Assets
Resulting From Operations	$51,473,033	$5,998,740

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$769,883	$1,180,174
Net realized gain (loss)	(497)	(6,708)

Increase (Decrease) in Net Assets
Resulting From Operations	769,386	1,173,466

Distributions to shareholders from
Net investment income	(768,201)	(1,183,236)

Capital share transactions:
Shares sold	143,216,772	136,993,446
Reinvestment of distributions	759,944	1,153,796
Shares redeemed	(155,849,491)	(149,029,866)
Total capital share transactions	(11,872,775)	(10,882,624)

Total Increase (Decrease) in Net Assets	(11,871,590)	(10,892,394)

Net Assets
Beginning of year	181,787,738	192,680,132
End of year (including undistributed net investment
income of $9,685 and $8,003, respectively.)	$169,916,148	$181,787,738

Capital Share Activity
Shares sold	143,216,772	136,993,409
Reinvestment of distributions	759,944	1,153,796
Shares redeemed	(155,849,491)	(149,029,866)
Total capital share activity	(11,872,775)	(10,882,661)

See notes to financial statements.

Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$6,799,213	$8,511,342
Net realized gain (loss)	21,430,409	(23,478,533)
Change in net unrealized appreciation or (depreciation)	15,206,025	89,411,447

Increase (Decrease) in Net Assets
Resulting From Operations	43,435,647	74,444,256

Distributions to shareholders from
Net investment income:
Class A Shares	(6,584,422)	(7,022,041)
Class B Shares	(77,086)	(86,335)
Class C Shares	(74,350)	(76,361)
Class I Shares	--	(431,789)
Total distributions	(6,735,858)	(7,616,526)

Capital share transactions:
Shares sold:
Class A Shares	40,968,096	32,009,151
Class B Shares	6,786,762	4,758,501
Class C Shares	6,445,894	4,103,849
Class I Shares	--	2,623,731
Redemption Fees:
Class A Shares	353	--
Reinvestment of distributions:
Class A Shares	6,103,039	6,515,212
Class B Shares	67,681	75,480
Class C Shares	61,739	64,973
Class I Shares	--	431,789
Shares redeemed:
Class A Shares	(74,997,518)	(77,038,145)
Class B Shares	(3,166,663)	(2,068,460)
Class C Shares	(2,510,835)	(1,967,269)
Class I Shares	--	(32,870,878)
Total capital share transactions	(20,241,452)	(63,362,066)

Total Increase (Decrease) in Net Assets	16,458,338	3,465,664

Net Assets
Beginning of year	516,455,228	512,989,564
End of year (including undistributed net investment income
of $159,105 and $390,443, respectively.)	$532,913,566	$516,455,228

See notes to financial statements.

Balanced Portfolio

Statements of Changes in Net Assets

Balanced Portfolio (Cont'd)
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2004	2003
Shares sold:
Class A Shares	1,577,142	1,391,880
Class B Shares	263,954	207,524
Class C Shares	253,014	179,578
Class I Shares	--	116,021
Reinvestment of distributions:
Class A Shares	233,834	283,374
Class B Shares	2,619	3,330
Class C Shares	2,410	2,898
Class I Shares	--	19,180
Shares redeemed:
Class A Shares	(2,920,828)	(3,360,775)
Class B Shares	(122,708)	(91,961)
Class C Shares	(98,897)	(87,964)
Class I Shares	--	(1,382,999)
Total capital share activity	(809,460)	(2,719,914)

See notes to financial statements.

Bond Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$5,684,762	$6,375,102
Net realized gain (loss)	6,990,958	5,851,106
Change in net unrealized appreciation or (depreciation)	(741,182)	1,920,845

Increase (Decrease) in Net Assets
Resulting From Operations	11,934,538	14,147,053

Distributions to shareholders from
Net investment income:
Class A Shares	(4,483,716)	(4,852,201)
Class B Shares	(358,899)	(463,148)
Class C Shares	(240,269)	(267,241)
Class I Shares	(594,258)	(626,689)
Net realized gain:
Class A Shares	(4,125,295)	(1,655,883)
Class B Shares	(508,426)	(202,970)
Class C Shares	(320,427)	(112,284)
Class I shares	(466,673)	(172,074)
Total distributions	(11,097,963)	(8,352,490)

Capital share transactions:
Shares sold:
Class A Shares	47,220,150	44,778,012
Class B Shares	3,534,484	7,214,442
Class C Shares	4,536,791	4,862,807
Class I Shares	4,509,002	5,734,178
Reinvestment of distributions:
Class A Shares	7,289,334	5,450,296
Class B Shares	630,680	464,031
Class C Shares	378,719	253,355
Class I Shares	1,060,930	798,763
Redemption Fees
Class A Shares	751	--
Shares redeemed:
Class A Shares	(31,536,661)	(33,848,656)
Class B Shares	(5,442,286)	(3,719,151)
Class C Shares	(3,153,347)	(3,399,056)
Class I Shares	(5,834,345)	(2,309,181)
Total capital share transactions	23,194,202	26,279,840

Total Increase (Decrease) In Net Assets	24,030,777	32,074,403

Net Assets
Beginning of year	196,498,164	164,423,761
End of year (including undistributed net investment income
of $151,246 and $104,942, respectively.)	$220,528,941	$196,498,164

See notes to financial statements.

Bond Portfolio

Statements of Changes in Net Assets

Bond Portfolio (Cont'd)
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2004	2003
Shares sold:
Class A Shares	2,931,298	2,826,588
Class B Shares	220,184	459,463
Class C Shares	283,056	308,631
Class I Shares	282,981	363,103
Reinvestment of distributions:
Class A Shares	454,994	346,579
Class B Shares	39,558	29,644
Class C Shares	23,780	16,205
Class I Shares	66,200	50,703
Shares redeemed:
Class A Shares	(1,961,652)	(2,140,803)
Class B Shares	(339,935)	(235,013)
Class C Shares	(197,167)	(216,161)
Class I Shares	(364,373)	(145,333)
Total capital share activity	1,438,924	1,663,606

See notes to financial statements.

Equity Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September,	September 30,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	($3,656,786)	($2,173,114)
Net realized gain (loss)	(2,700,972)	(2,859,532)
Change in net unrealized appreciation or (depreciation)	57,830,791	115,478,059

Increase (Decrease) in Net Assets
Resulting From Operations	51,473,033	110,445,413

Distributions to shareholders from
Net realized gain:
Class A Shares	--	(343,501)
Class B Shares	--	(48,590)
Class C Shares	--	(45,035)
Class I Shares	--	(23,882)
Total distributions	--	(461,008)

Capital share transactions:
Shares sold:
Class A Shares	239,560,019	188,875,196
Class B Shares	17,825,052	22,444,235
Class C Shares	29,365,137	22,060,035
Class I Shares	54,034,900	55,976,118
Reinvestment of distributions:
Class A Shares	--	324,506
Class B Shares	--	40,975
Class C Shares	--	35,506
Class I Shares	--	23,882
Redemption Fees:
Class A Shares	2,725	--
Shares redeemed:
Class A Shares	(112,453,634)	(69,783,998)
Class B Shares	(6,937,293)	(5,355,711)
Class C Shares	(8,691,035)	(6,560,269)
Class I Shares	(28,598,023)	(7,227,990)
Total capital share transactions	184,107,848	200,852,485

Total Increase (Decrease) in Net Assets	235,580,881	310,836,890

Net Assets
Beginning of year	725,993,465	415,156,575
End of year	$961,574,346	$725,993,465

See notes to financial statements.

Equity Portfolio

Statements of Changes in Net Assets

Equity Portfolio (Cont'd)
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2004	2003
Shares sold:
Class A Shares	7,512,315	6,920,646
Class B Shares	595,439	862,336
Class C Shares	1,052,509	908,686
Class I Shares	1,651,833	2,007,719
Reinvestment of distributions:
Class A Shares	--	12,066
Class B Shares	--	1,600
Class C Shares	--	1,486
Class I Shares	--	875
Shares redeemed:
Class A Shares	(3,542,827)	(2,594,683)
Class B Shares	(232,166)	(212,539)
Class C Shares	(310,547)	(274,896)
Class I Shares	(869,770)	(272,880)
Total capital share activity	5,856,786	7,360,416

See notes to financial statements.

Enhanced Equity Portfolio

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	($7,795)	($1,447)
Net realized gain (loss)	925,710	(1,330,367)
Change in net unrealized appreciation or (depreciation)	5,080,825	9,792,252

Increase (Decrease) in Net Assets
Resulting From Operations	5,998,740	8,460,438

Capital share transactions:
Shares sold:
Class A Shares	17,615,302	10,667,090
Class B Shares	1,523,356	1,757,576
Class C Shares	1,825,966	1,401,622
Redemption Fees:
Class A Shares	372	--
Shares redeemed:
Class A Shares	(6,269,268)	(4,998,202)
Class B Shares	(823,045)	(941,303)
Class C Shares	(704,491)	(714,873)
Total capital share transactions	13,168,192	7,171,910

Total Increase (Decrease) in Net Assets	19,166,932	15,632,348

Net Assets
Beginning of year	50,514,258	34,881,910
End of year	$69,681,190	$50,514,258

Capital Share Activity
Shares sold:
Class A Shares	1,051,116	749,975
Class B Shares	97,203	130,219
Class C Shares	115,460	102,217
Shares redeemed:
Class A Shares	(373,393)	(362,241)
Class B Shares	(52,379)	(71,972)
Class C Shares	(44,502)	(54,615)
Total capital share activity	793,505	493,583

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with five separate portfolios: Money Market, Balanced, Bond, Equity, and Enhanced Equity (formerly Managed Index). Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. Money Market shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge. The last remaining shareholder in Class I redeemed in Enhanced Equity on January 18, 2002 and in Balanced on June 30, 2003. Shares are still available for public sale and will resume upon shareholder investment. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which a market quotation is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were fair valued in good faith under the direction of the Board of Trustees as of September 30, 2004:
	Total Investments	% of Net Assets
Balanced	$12,493,061	2.3%
Bond	1,020,736	0.5%
Equity	8,674,865	0.9%

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: Effective February 1, 2004, the Balanced, Bond, Equity, and Enhanced Equity Portfolios began to charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within five days for all Class I shares). The redemption fee is paid to the Portfolio, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees are paid indirectly by credits earned on each Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:
Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond	.35%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $500 Million	.60%
Over $500 Million	.55%

Under the terms of the agreement $118,432, $325,651, $111,075, $593,754, and $52,953 was payable at year end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2005 for Money Market, Balanced Class I and Enhanced Equity Class B, C and I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

The contractual expense caps are as follows: for Money Market, .875%; for Balanced Class I, .72%; and for Enhanced Equity, 2.50% for Class B and C and .81% for Class I.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Balanced, Bond and Equity, respectively. The expenses paid may not exceed .25%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Enhanced Equity. Class I for Balanced, Bond, Equity and Enhanced Equity do not have Distribution Plan expenses. Under the terms of the agreement $131,948, $53,246, $284,129, and $23,222 was payable at year end for Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the year ended September 30, 2004: $235,298 for Balanced, $107,305 for Bond, $434,032 for Equity and $38,553 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. Under the terms of the agreement $17,573, $18,678, $6,895, $31,647, and $2,397 was payable at year end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

For its services, CSSI received fees of $230,597, $237,718, $82,943, $383,644, and $28,156 for the year ended September 30, 2004 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:
Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, & C)	.30%
Bond (Class I)	.10%
Equity (Class A, B, & C)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

Under the terms of the agreement $28,048, $120,346, $51,014, $150,137, and $8,584 was payable at year end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer plus a meeting fee for each Board and Committee meeting attended. Prior to July 1, 2004, the annual retainer was $15,430 and the meeting fee was $600.

Effective July 1, 2004, the annual retainer was increased to $23,000 and the meeting fee was increased to $1,000. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustees' fees are allocated to each of the funds served.

Kirkpatrick & Lockhart, LLP ("K&L") serves as Fund counsel; the Fund's Secretary is an affiliate of this firm. Payments by the Fund to K&L during the reporting period were $122,196.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were:
				Enhanced
	Balanced	Bond	Equity	Equity
Purchases:	$535,876,573	$463,921,621	$331,645,427	$20,732,255
Sales:	560,299,711	439,720,188	144,084,167	7,915,370

Money Market held only short-term investments.

The following tables present the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at September 30, 2004, and net realized capital loss carryforwards as of September 30, 2004 with expiration dates:
	Money
	Market	Balanced	Bond
Federal income tax cost of investments	$164,884,748	$514,746,454	$229,646,372
Unrealized appreciation	--	44,790,453	3,918,143
Unrealized (depreciation)	--	(30,302,484)	(5,928,860)
Net appreciation/(depreciation)	--	14,487,969	(2,010,717)

		Enhanced
	Equity	Equity
Federal income tax cost of investments	$822,970,942	$63,116,673
Unrealized appreciation	150,980,877	10,273,710
Unrealized (depreciation)	(19,877,391)	(4,309,084)
Net appreciation/(depreciation)	131,103,486	5,964,626

Capital Loss Carryforwards
	Money			Enhanced
Expiration Date	Market	Balanced	Equity	Equity
30-Sep-08	$41,585	--	--	--
30-Sep-10	14,601	$150,980	--	$1,258,141
30-Sep-11	6,847	54,896,621	$1,994,891	1,425,140
30-Sep-12	--	--	5,044,186	57,974
	$63,033	$55,047,601	$7,039,077	$2,741,255

Capital losses may be utilized to offset current and future capital gains until expiration.

The Equity and Money Market Portfolios intend to elect to defer post-October losses of $1,007,566 and $5,055, respectively to fiscal year ending September 30, 2005. Such losses if unutilized will expire in 2013.

The tax character of dividends and distributions paid during the years ended September 30, 2004, and September 30, 2003 were as follows:

Money Market
Distributions paid from:	2004	2003
Ordinary income	$768,201	$1,183,236
Total	$768,201	$1,183,236

Balanced
Distributions paid from:	2004	2003
Ordinary income	$6,735,858	$7,616,526
Total	$6,735,858	$7,616,526

Bond
Distributions paid from:	2004	2003
Ordinary income	$10,366,006	$8,224,569
Long-term capital gain	731,957	127,921
Total	$11,097,963	$8,352,490

Equity
Distributions paid from:	2004	2003
Long-term capital gain	--	$461,008
Total	--	$461,008

As of September 30, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
	Money
	Market	Balanced	Bond
Undistributed ordinary income	$9,685	$334,116	$3,225,701
Undistributed long-term capital gain	--	--	3,006,231
Capital loss carryforward	(63,033)	(55,047,601)	--
Unrealized appreciation (depreciation)	--	14,487,969	(2,010,717)
Total	($53,348)	($40,225,516)	$4,221,215

		Enhanced
	Equity	Equity
Capital loss carryforward	($7,039,077)	($2,741,255)
Unrealized appreciation (depreciation)	131,103,486	5,964,626
Total	$124,064,409	$3,223,371

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the treatment of partnerships, real estate investment trusts, asset-backed securities, foreign currency gains and losses, and tax-exempt securities for federal tax purposes for the Balanced Portfolio, the treatment of partnerships, asset-backed securities and foreign currency gains and losses for federal tax purposes for the Bond Portfolio, the disallowance of net operating losses and the treatment of real estate investment trusts for federal tax purposes for Enhanced Equity Portfolio, and the disallowance of net operating losses and the treatment of partnerships for federal tax purposes for Equity Portfolio.
	Money
	Market	Balanced	Bond
Undistributed net investment income	--	($294,693)	$38,684
Accumulated net realized gain (loss)	$1,279	136,077	(38,684)
Paid in capital	(1,279)	158,616	--

		Enhanced
	Equity	Equity
Undistributed net investment income	$3,656,786	$7,795
Accumulated net realized gain (loss)	87,774	8,888
Paid in capital	(3,744,560)	(16,683)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales for Balanced, Bond, Enhanced Equity and Equity Portfolios, the tax treatment of passive foreign investment companies for Balanced Portfolio, the tax treatment of Section 1256 contracts for Balanced and Bond Portfolios, and post-October losses for Equity and Money Market Portfolios.

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. In addition, the Portfolios effected transactions with other Calvert Portfolios, which resulted in net realized gains on sales of securities. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2004, purchases and sales transactions and net realized gains on sales of securities were:
	Money
	Market	Balanced	Bond
Purchases	$185,804,500	$31,750,000	--
Sales	153,714,983	25,760,879	$15,973,059
Net realized gains	--	9,428	16,107

		Enhanced
	Equity	Equity
Purchases	$23,975,553	--
Sales	36,905,767	--

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating

September 30, 2004. For the year ended September 30, 2004, borrowings by the Portfolios under the Agreement were as follows:
		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$12,192	1.65%	$1,306,275	July 2004
Bond	71,244	1.65%	3,056,183	March 2004
Equity	122,224	1.79%	9,432,970	August 2004

Note E -- Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:
Affiliates	Cost	Value
Angels With Attitude LP	$200,000	$170,168
GEEMF Partners LP	185,003	120,125
Liberty Environmental Partners LP	256,090	--
Milepost Ventures LP	500,000	1
TOTALS	$1,141,093	$290,294

Note F -- Other

The Balanced Portfolio filed a complaint in the United States District Court on December 19, 2002, against a former Subadvisor seeking damages in connection with a security purchase. On December 16, 2003, the Court awarded Summary Judgment in the Plaintiff's favor, and ordered the Defendant named in the complaint to pay the Plaintiff, the Balanced Portfolio, compensatory damages in the amount of $1.2 million plus interest. The Defendant has since filed a motion to appeal. The Portfolio will record the Judgment upon final resolution of appeals.

In connection with certain venture capital investments, the Balanced Portfolio is committed to future capital calls, which will increase the Balanced Portfolio's investment in these securities. The aggregate amount of the future capital commitments totals $1,612,500 at September 30, 2004.

TAX INFORMATION (UNAUDITED)

Bond Portfolio designates $731,957 as 15%-rate capital gain dividends paid during fiscal year ended September 30, 2004.

For corporate shareholders of CSIF Balanced Portfolio, a total of 67.61% of the ordinary distributions paid during fiscal year ending September 30, 2004 qualify for the corporate dividends received deduction. Additional information will be provided to shareholders in January 2005 for use in preparing 2004 income tax returns.

Money Market Portfolio

Financial Highlights
		Years Ended
		September 30,	September 30,
		2004	2003
Net asset value, beginning		$1.00	$1.00
Income from investment operations
Net investment income		.004	.006
Distributions from
Net investment income		(.004)	(.006)

Net asset value, ending		$1.00	$1.00

Total return*		.44%	.63%
Ratios to average net assets:
Net investment income		.44%	.63%
Total expenses		.91%	.90%
Expenses before offsets		.88%	.88%
Net expenses		.87%	.87%
Net assets, ending (in thousands)		$169,916	$181,788

		Years Ended
	September 30,	September 30,	September 30,
	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.015	.045	.054
Distributions from
Net investment income	(.015)	(.045)	(.054)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.49%	4.63%	5.53%
Ratios to average net assets:
Net investment income	1.48%	4.52%	5.39%
Total expenses	.89%	.84%	.84%
Expenses before offsets	.88%	.84%	.84%
Net expenses	.87%	.83%	.82%
Net assets, ending (in thousands)	$192,680	$206,061	$206,753

See notes to financial highlights.

Balanced Portfolio

Financial Highlights
		Years Ended
		September 30,	September 30,
Class A Shares		2004	2003
Net asset value, beginning		$24.35	$21.44
Income from investment operations
Net investment income		.36	.38
Net realized and unrealized gain (loss)		1.77	2.87
Total from investment operations		2.13	3.25
Distributions from
Net investment income		(.35)	(.34)
Total distributions		(.35)	(.34)
Total increase (decrease) in net asset value		1.78	2.91
Net asset value, ending		$26.13	$24.35

Total return*		8.77%	15.28%
Ratios to average net assets:
Net investment income		1.37%	1.67%
Total expenses		1.25%	1.25%
Expenses before offsets		1.25%	1.25%
Net expenses		1.25%	1.24%
Portfolio turnover		106%	175%
Net assets, ending (in thousands)		$486,255	$480,201

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$24.48	$33.23	$32.14
Income from investment operations
Net investment income	.56	.84	.86
Net realized and unrealized gain	(3.04)	(6.37)	3.08
Total from investment operations	(2.48)	(5.53)	3.94
Distributions from
Net investment income	(.56)	(.82)	(.80)
Net realized gains		(2.40)	(2.05)
Total distributions	(.56)	(3.22)	(2.85)
Total increase (decrease) in net asset value	(3.04)	(8.75)	1.09
Net asset value, ending	$21.44	$24.48	$33.23

Total return*	(10.38%)	(17.74%)	12.75%
Ratios to average net assets:
Net investment income	2.23%	2.98%	2.58%
Total expenses	1.25%	1.20%	1.19%
Expenses before offsets	1.25%	1.20%	1.19%
Net expenses	1.25%	1.19%	1.17%
Portfolio turnover	192%	214%	184%
Net assets, ending (in thousands)	$458,947	$532,008	$705,355

See notes to financial highlights.

Balanced Portfolio

Financial Highlights
		Years Ended
		September 30,	September 30,
Class B Shares		2004	2003
Net asset value, beginning		$24.18	$21.31
Income from investment operations
Net investment income		.11	.13
Net realized and unrealized gain (loss)		1.74	2.86
Total from investment operations		1.85	2.99
Distributions from
Net investment income		(.09)	(.12)
Total distributions		(.09)	(.12)
Total increase (decrease) in net asset value		1.76	2.87
Net asset value, ending		$25.94	$24.18

Total return*		7.63%	14.06%
Ratios to average net assets:
Net investment income		.34%	.55%
Total expenses		2.27%	2.34%
Expenses before offsets		2.27%	2.34%
Net expenses		2.26%	2.34%
Portfolio turnover		106%	175%
Net assets, ending (in thousands)		$24,839	$19,670

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$24.33	$33.02	$31.97
Income from investment operations
Net investment income	.29	.56	.53
Net realized and unrealized gain (loss)	(3.01)	(6.32)	3.06
Total from investment operations	(2.72)	(5.76)	3.59
Distributions from
Net investment income	(.30)	(.53)	(.49)
Net realized gains		(2.40)	(2.05)
Total distributions	(.30)	(2.93)	(2.54)
Total increase (decrease) in net asset value	(3.02)	(8.69)	1.05
Net asset value, ending	$21.31	$24.33	$33.02

Total return*	(11.31%)	(18.54%)	11.63%
Ratios to average net assets:
Net investment income	1.17%	1.95%	1.60%
Total expenses	2.31%	2.22%	2.20%
Expenses before offsets	2.31%	2.22%	2.20%
Net expenses	2.31%	2.20%	2.18%
Portfolio turnover	192%	214%	184%
Net assets, ending (in thousands)	$14,805	$14,361	$13,580

See notes to financial highlights.

Balanced Portfolio

Financial Highlights
		Years Ended
		September 30,	September 30,
Class C Shares		2004	2003
Net asset value, beginning		$23.95	$21.12
Income from investment operations
Net investment income		.12	.13
Net realized and unrealized gain (loss)		1.73	2.82
Total from investment operations		1.85	2.95
Distributions from
Net investment income		(.10)	(.12)
Total distributions		(.10)	(.12)
Total increase (decrease) in net asset value		1.75	2.83
Net asset value, ending		$25.70	$23.95

Total return*		7.71%	14.02%
Ratios to average net assets:
Net investment income		.39%	.59%
Total expenses		2.22%	2.31%
Expenses before offsets		2.22%	2.31%
Net expenses		2.22%	2.30%
Portfolio turnover		106%	175%
Net assets, ending (in thousands)		$21,819	$16,585

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$24.10	$32.74	$31.70
Income from investment operations
Net investment income	.29	.56	.51
Net realized and unrealized gain	(2.96)	(6.29)	3.05
Total from investment operations	(2.67)	(5.73)	3.56
Distributions from
Net investment income	(.31)	(.51)	(.47)
Net realized gains		(2.40)	(2.05)
Total distributions	(.31)	(2.91)	(2.52)
Total increase (decrease) in net asset value	(2.98)	(8.64)	1.04
Net asset value, ending	$21.12	$24.10	$32.74

Total return*	(11.25%)	(18.60%)	11.64%
Ratios to average net assets:
Net investment income	1.20%	1.98%	1.58%
Total expenses	2.29%	2.19%	2.19%
Expenses before offsets	2.29%	2.19%	2.19%
Net expenses	2.28%	2.18%	2.17%
Portfolio turnover	192%	214%	184%
Net assets, ending (in thousands)	$12,626	$12,889	$15,263

See notes to financial highlights.

Balanced Portfolio

Financial Highlights
		Periods Ended
	June 30,	September 30,	September 30
Class I Shares	2003 (y)	2002	2001
Net asset value, beginning	$21.33	$24.35	$33.10
Income from investment operations
Net investment income	.38	.68	.94
Net realized and unrealized gain (loss)	2.49	(3.01)	(6.31)
Total from investment operations	2.87	(2.33)	(5.37)
Distributions from
Net investment income	(.33)	(.69)	(.98)
Net realized gains	--	--	(2.40)
Total distributions	(.33)	(.69)	(3.38)
Total increase (decrease) in net asset value	2.54	(3.02)	(8.75)
Net asset value, ending	$23.87	$21.33	$24.35

Total return*	13.63%	(9.87%)	(17.33%)
Ratios to average net assets:
Net investment income	2.25%	2.77%	3.55%
Total expenses	.72%	.72%	.67%
Expenses before offsets	.72%	.72%	.67%
Net expenses	.72%	.71%	.66%
Portfolio turnover	140%	192%	214%
Net assets, ending (in thousands)	$0	$26,612	$29,399

		Periods Ended
		September 30,	September 30,
Class I Shares		2000	1999##
Net asset value, beginning		$32.13	$32.52
Income from investment operations
Net investment income		.88	.52
Net realized and unrealized gain (loss)		3.12	(.35)
Total from investment operations		4.00	.17
Distributions from
Net investment income		(.99)	(.56)
Net realized gains		(2.04)	--
Total distributions		(3.03)	(.56)
Total increase (decrease) in net asset value		.97	(.39)
Net asset value, ending		$33.10	$32.13

Total return*		12.97%	.52%
Ratios to average net assets:
Net investment income		2.97%	2.54% (a)
Total expenses		.71%	.74% (a)
Expenses before offsets		.71%	.74% (a)
Net expenses		.69%	.73% (a)
Portfolio turnover		184%	175%
Net assets, ending (in thousands)		$49,530	$13,458

See notes to financial highlights.

Bond Portfolio

Financial Highlights
		Years Ended
		September 30,	September 30,
Class A Shares		2004	2003
Net asset value, beginning		$16.29	$15.80
Income from investment operations
Net investment income		.45	.58
Net realized and unrealized gain (loss)		.48	.67
Total from investment operations		.93	1.25
Distributions from
Net investment income		(.45)	(.56)
Net realized gains		(.44)	(.20)
Total distributions		(.89)	(.76)
Total increase (decrease) in net asset value		0.04	.49
Net asset value, ending		$16.33	$16.29

Total return*		5.97%	8.20%
Ratios to average net assets:
Net investment income		2.82%	3.62%
Total expenses		1.19%	1.18%
Expenses before offsets		1.19%	1.18%
Net expenses		1.18%	1.17%
Portfolio turnover		244%	395%
Net assets, ending (in thousands)		$172,470	$148,791

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$16.38	$15.38	$15.59
Income from investment operations
Net investment income	.80	1.01	1.06
Net realized and unrealized gain (loss)	(.01)	.99	(.20)
Total from investment operations	.79	2.00	.86
Distributions from
Net investment income	(.82)	(1.00)	(1.06)
Net realized gains	(.55)	--	(.01)
Total distributions	(1.37)	(1.00)	(1.07)
Total increase (decrease) in net asset value	(.58)	1.00	(.21)
Net asset value, ending	$15.80	$16.38	$15.38

Total return*	5.18%	13.46%	5.76%
Ratios to average net assets:
Net investment income	5.07%	6.32%	6.90%
Total expenses	1.19%	1.19%	1.20%
Expenses before offsets	1.19%	1.19%	1.20%
Net expenses	1.18%	1.17%	1.16%
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$128,077	$96,736	$71,525

See notes to financial highlights.

Bond Portfolio

Financial Highlights
		Years Ended
		September 30,	September 30,
Class B Shares		2004	2003
Net asset value, beginning		$16.22	$15.75
Income from investment operations
Net investment income		.31	.43
Net realized and unrealized gain (loss)		.49	.66
Total from investment operations		.80	1.09
Distributions from
Net investment income		(.31)	(.42)
Net realized gains		(.44)	(.20)
Total distributions		(.75)	(.62)
Total increase (decrease) in net asset value		.05	.47
Net asset value, ending		$16.27	$16.22

Total return*		5.11%	7.13%
Ratios to average net assets:
Net investment income		1.93%	2.70%
Total expenses		2.09%	2.08%
Expenses before offsets		2.09%	2.08%
Net expenses		2.08%	2.07%
Portfolio turnover		244%	395%
Net assets, ending (in thousands)		$17,605	$18,860

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$16.32	$15.33	$15.53
Income from investment operations
Net investment income	.65	.85	.90
Net realized and unrealized gain (loss)	--	.98	(.20)
Total from investment operations	.65	1.83	.70
Distributions from
Net investment income	(.67)	(0.84)	(.89)
Net realized gains	(.55)	--	(.01)
Total distributions	(1.22)	(0.84)	(.90)
Total increase (decrease) in net asset value	(.57)	0.99	(.20)
Net asset value, ending	$15.75	$16.32	$15.33

Total return*	4.26%	12.31%	4.61%
Ratios to average net assets:
Net investment income	4.10%	5.21%	5.89%
Total expenses	2.13%	2.19%	2.26%
Expenses before offsets	2.13%	2.19%	2.26%
Net expenses	2.12%	2.17%	2.20%
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$14,305	$8,046	$3,220

See notes to financial statements.

Bond Portfolio

Financial Highlights
		Years Ended
		September 30,	September 30,
Class C Shares		2004	2003
Net asset value, beginning		$16.21	$15.73
Income from investment operations
Net investment income		.31	.43
Net realized and unrealized gain (loss)		.48	.67
Total from investment operations		.79	1.10
Distributions from
Net investment income		(.31)	(.42)
Net realized gains		(.44)	(.20)
Total distributions		(.75)	(.62)
Total increase (decrease) in net asset value		.04	.48
Net asset value, ending		$16.25	$16.21

Total return*		5.06%	7.21%
Ratios to average net assets:
Net investment income		1.94%	2.71%
Total expenses		2.07%	2.07%
Expenses before offsets		2.07%	2.07%
Net expenses		2.06%	2.06%
Portfolio turnover		244%	395%
Net assets, ending (in thousands)		$13,130	$11,320

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$16.30	$15.31	$15.51
Income from investment operations
Net investment income	.63	.84	.86
Net realized and unrealized gain (loss)	.01	.96	(.18)
Total from investment operations	.64	1.80	.68
Distributions from
Net investment income	(.66)	(.81)	(.87)
Net realized gains	(.55)	--	(.01)
Total distributions	(1.21)	(.81)	(.88)
Total increase (decrease) in net asset value	(.57)	.99	(.20)
Net asset value, ending	$15.73	$16.30	$15.31

Total return*	4.24%	12.06%	4.48%
Ratios to average net assets:
Net investment income	4.07%	5.10%	5.64%
Total expenses	2.13%	2.38%	2.45%
Expenses before offsets	2.13%	2.38%	2.45%
Net expenses	2.12%	2.36%	2.40%
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$9,278	$3,524	$1,810

See notes to financial highlights.

Bond Portfolio

Financial Highlights
		Years Ended
		September 30,	September 30,
Class I Shares		2004	2003
Net asset value, beginning		$16.29	$15.81
Income from investment operations
Net investment income		.55	.67
Net realized and unrealized gain (loss)		.48	.66
Total from investment operations		1.03	1.33
Distributions from
Net investment income		(.55)	(.65)
Net realized gains		(.44)	(.20)
Total distributions		(.99)	(.85)
Total increase (decrease) in net asset value		.04	.48
Net asset value, ending		$16.33	$16.29

Total return*		6.62%	8.74%
Ratios to average net assets:
Net investment income		3.41%	4.14%
Total expenses		.61%	.61%
Expenses before offsets		.61%	.61%
Net expenses		.60%	.60%
Portfolio turnover		244%	395%
Net assets, ending (in thousands)		$17,324	$17,527

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2002	2001	2000###
Net asset value, beginning	$16.39	$15.39	$15.56
Income from investment operations
Net investment income	.87	1.11	.60
Net realized and unrealized gain (loss)	.02	.99	(.18)
Total from investment operations	.89	2.10	.42
Distributions from
Net investment income	(.91)	(1.10)	(.59)
Net realized gains	(.56)	--	--
Total distributions	(1.47)	(1.10)	(.59)
Total increase (decrease) in net asset value	(.58)	1.00	(.17)
Net asset value, ending	$15.81	$16.39	$15.39

Total return*	5.83%	14.12%	2.83%
Ratios to average net assets:
Net investment income	5.44%	6.82%	7.85% (a)
Total expenses	.69%	1.28%	1.19% (a)
Expenses before offsets	.61%	.62%	.65% (a)
Net expenses	.60%	.60%	.60% (a)
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$12,764	$1,473	$1,028

See notes to financial highlights.

Equity Portfolio

Financial Highlights
		Years Ended
		September 30,	September 30,
Class A Shares		2004	2003
Net asset value, beginning		$29.43	$23.84
Income from investment operations
Net investment income (loss)		(.09)	(.06)
Net realized and unrealized gain (loss)		2.29	5.67
Total from investment operations		2.20	5.61
Distributions from
Net realized gains		--	(.02)
Total increase (decrease) in net asset value		2.20	5.59
Net asset value, ending		$31.63	$29.43

Total return*		7.48%	23.56%
Ratios to average net assets:
Net investment income (loss)		(.32%)	(.26%)
Total expenses		1.25%	1.29%
Expenses before offsets		1.25%	1.29%
Net expenses		1.24%	1.29%
Portfolio turnover		17%	29%
Net assets, ending (in thousands)		$695,472	$530,322

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$27.72	$33.05	$27.06
Income from investment operations
Net investment income (loss)	(.04)	(.02)	(.06)
Net realized and unrealized gain (loss)	(2.96)	(3.68)	7.88
Total from investment operations	(3.00)	(3.70)	7.82
Distributions from
Net realized gains	(.88)	(1.63)	(1.83)
Total increase (decrease) in net asset value	(3.88)	(5.33)	5.99
Net asset value, ending	$23.84	$27.72	$33.05

Total return*	(11.58%)	(11.82%)	29.91%
Ratios to average net assets:
Net investment income (loss)	(.12%)	(.07%)	(.20%)
Total expenses	1.29%	1.26%	1.26%
Expenses before offsets	1.29%	1.26%	1.26%
Net expenses	1.29%	1.24%	1.13%
Portfolio turnover	28%	43%	49%
Net assets, ending (in thousands)	$326,112	$252,068	$240,844

See notes to financial highlights.

Equity Portfolio

Financial Highlights
		Years Ended
		September 30,	September 30,
Class B Shares		2004	2003
Net asset value, beginning		$27.78	$22.70
Income from investment operations
Net investment income (loss)		(.33)	(.25)
Net realized and unrealized gain (loss)		2.16	5.35
Total from investment operations		1.83	5.10
Distributions from
Net realized gains		--	(.02)
Total increase (decrease) in net asset value		1.83	5.08
Net asset value, ending		$29.61	$27.78

Total return*		6.59%	22.50%
Ratios to average net assets:
Net investment income (loss)		(1.16%)	(1.12%)
Total expenses		2.09%	2.15%
Expenses before offsets		2.09%	2.15%
Net expenses		2.08%	2.15%
Portfolio turnover		17%	29%
Net assets, ending (in thousands)		$86,242	$70,824

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$26.67	$32.17	$26.60
Income from investment operations
Net investment income (loss)	(.24)	(.24)	(.23)
Net realized and unrealized gain (loss)	(2.85)	(3.63)	7.63
Total from investment operations	(3.09)	(3.87)	7.40
Distributions from
Net realized gains	(.88)	(1.63)	(1.83)
Total increase (decrease) in net asset value	(3.97)	(5.50)	5.57
Net asset value, ending	$22.70	$26.67	$32.17

Total return*	(12.39%)	(12.71%)	28.78%
Ratios to average net assets:
Net investment income (loss)	(1.02%)	(1.00%)	(1.04%)
Total expenses	2.19%	2.20%	2.20%
Expenses before offsets	2.19%	2.20%	2.20%
Net expenses	2.19%	2.17%	1.97%
Portfolio turnover	28%	43%	49%
Net assets, ending (in thousands)	$43,091	$30,015	$21,416

See notes to financial highlights.

Equity Portfolio

Financial Highlights
		Years Ended
		September 30,	September 30,
Class C Shares		2004	2003
Net asset value, beginning		$25.92	$21.17
Income from investment operations.
Net investment income (loss)		(.27)	(.22)
Net realized and unrealized gain (loss)		1.99	4.99
Total from investment operations		1.72	4.77
Distributions from
Net realized gains		--	(.02)
Total increase (decrease) in net asset value		1.72	4.75
Net asset value, ending		$27.64	$25.92

Total return*		6.64%	22.56%
Ratios to average net assets:
Net investment income (loss)		(1.09%)	(1.06%)
Total expenses		2.03%	2.10%
Expenses before offsets		2.03%	2.10%
Net expenses		2.03%	2.09%
Portfolio turnover		17%	29%
Net assets, ending (in thousands)		$86,514	$61,897

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$24.91	$30.13	$25.00
Income from investment operations.
Net investment income (loss)	(.21)	(.22)	(.24)
Net realized and unrealized gain (loss)	(2.65)	(3.37)	7.20
Total from investment operations	(2.86)	(3.59)	6.96
Distributions from
Net realized gains	(.88)	(1.63)	(1.83)
Total increase (decrease) in net asset value	(3.74)	(5.22)	5.13
Net asset value, ending	$21.17	$24.91	$30.13

Total return*	(12.34%)	(12.63%)	28.87%
Ratios to average net assets:
Net investment income (loss)	(.96%)	(.94%)	(1.01%)
Total expenses	2.14%	2.14%	2.15%
Expenses before offsets	2.14%	2.14%	2.15%
Net expenses	2.13%	2.11%	1.94%
Portfolio turnover	28%	43%	49%
Net assets, ending (in thousands)	$37,109	$26,455	$20,086

See notes to financial highlights.

Equity Portfolio

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2004	2003	2002
Net asset value, beginning	$29.94	$24.12	$27.91
Income from investment operations
Net investment income	.07	.05	.08
Net realized and unrealized gain (loss)	2.35	5.79	(2.99)
Total from investment operations	2.42	5.84	(2.91)
Distributions from
Net realized gains	--	(.02)	(.88)
Total increase (decrease) in net asset value	2.42	5.82	(3.79)
Net asset value, ending	$32.36	$29.94	$24.12

Total return*	8.08%	24.24%	(11.17%)
Ratios to average net assets:
Net investment income	.25%	.32%	.36%
Total expenses	.68%	.70%	.81%
Expenses before offsets	.68%	.70%	.80%
Net expenses	.68%	.70%	.80%
Portfolio turnover	17%	29%	28%
Net assets, ending (in thousands)	$93,347	$62,951	$8,844

		Years Ended
		September 30,	September 30,
Class I Shares		2001	2000 ####
Net asset value, beginning		$33.15	$28.64
Income from investment operations
Net investment income		.11	.05
Net realized and unrealized gain (loss)		(3.72)	6.29
Total from investment operations		(3.61)	6.34
Distributions from
Net realized gains		(1.63)	(1.83)
Total increase (decrease) in net asset value		(5.24)	4.51
Net asset value, ending		$27.91	$33.15

Total return*		(11.49%)	23.10%
Ratios to average net assets:
Net investment income		.36%	.16% (a)
Total expenses		1.07%	1.18% (a)
Expenses before offsets		.82%	.86% (a)
Net expenses		.80%	.80% (a)
Portfolio turnover		43%	49%
Net assets, ending (in thousands)		$2,501	$2,826

See notes to financial highlights.

Enhanced Equity Portfolio

Financial Highlights
		Years Ended
		September 30,	September 30,
Class A Shares		2004	2003
Net asset value, beginning		$15.17	$12.24
Income from investment operations
Net investment income (loss)		.03	.03
Net realized and unrealized gain (loss)		1.76	2.90
Total from investment operations		1.79	2.93
Total increase (decrease) in net asset value		1.79	2.93
Net asset value, ending		$16.96	$15.17

Total return*		11.80%	23.94%
Ratios to average net assets:
Net investment income (loss)		.19%	.24%
Total expenses		1.43%	1.54%
Expenses before offsets		1.43%	1.45%
Net expenses		1.41%	1.44%
Portfolio turnover		13%	42%
Net assets, ending (in thousands)		$55,253	$39,145

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$14.64	$19.91	$16.83
Income from investment operations
Net investment income (loss)	.01	(.01)	(.02)
Net realized and unrealized gain (loss)	(2.41)	(5.12)	3.11
Total from investment operations	(2.40)	(5.13)	3.09
Distributions from
Net investment income	--	--	(.01)
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	(2.40)	(5.27)	3.08
Net asset value, ending	$12.24	$14.64	$19.91

Total return*	(16.37%)	(25.93%)	18.39%
Ratios to average net assets:
Net investment income (loss)	.09%	(.06%)	(.14%)
Total expenses	1.46%	1.43%	1.52%
Expenses before offsets	1.27%	1.32%	1.33%
Net expenses	1.25%	1.25%	1.25%
Portfolio turnover	36%	39%	43%
Net assets, ending (in thousands)	$26,842	$30,525	$21,239

See notes to financial highlights.

Enhanced Equity Portfolio

Financial Highlights
		Years Ended
		September 30,	September 30,
Class B Shares		2004	2003
Net asset value, beginning		$14.30	$11.67
Income from investment operations
Net investment income (loss)		(.12)	(.10)
Net realized and unrealized gain (loss)		1.66	2.73
Total from investment operations		1.54	2.63
Total increase (decrease) in net asset value		1.54	2.63
Net asset value, ending		$15.84	$14.30

Total return*		10.77%	22.54%
Ratios to average net assets:
Net investment income (loss)		(.75%)	(.82%)
Total expenses		2.37%	2.55%
Expenses before offsets		2.37%	2.51%
Net expenses		2.36%	2.50%
Portfolio turnover		13%	42%
Net assets, ending (in thousands)		$8,391	$6,936

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$14.12	$19.41	$16.58
Income from investment operations
Net investment income (loss)	(.16)	(.20)	(.16)
Net realized and unrealized gain (loss)	(2.29)	(4.95)	2.99
Total from investment operations	(2.45)	(5.15)	2.83
Distributions from
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	(2.45)	(5.29)	2.83
Net asset value, ending	$11.67	$14.12	$19.41

Total return*	(17.33%)	(26.70%)	17.07%
Ratios to average net assets:
Net investment income (loss)	(1.11%)	(1.18%)	(1.21%)
Total expenses	2.47%	2.42%	2.41%
Expenses before offsets	2.47%	2.42%	2.41%
Net expenses	2.45%	2.36%	2.32%
Portfolio turnover	36%	39%	43%
Net assets, ending (in thousands)	$4,980	$5,488	$6,531

See notes to financial highlights.

Enhanced Equity Portfolio

Financial Highlights
		Years Ended
		September 30,	September 30,
Class C Shares		2004	2003
Net asset value, beginning		$14.35	$11.71
Income from investment operations
Net investment income (loss)		(.10)	(.10)
Net realized and unrealized gain (loss)		1.65	2.74
Total from investment operations		1.55	2.64
Total increase (decrease) in net asset value		1.55	2.64
Net asset value, ending		$15.90	$14.35

Total return*		10.80%	22.54%
Ratios to average net assets:
Net investment income (loss)		(.72%)	(.83%)
Total expenses		2.34%	2.56%
Expenses before offsets		2.34%	2.51%
Net expenses		2.32%	2.50%
Portfolio turnover		13%	42%
Net assets, ending (in thousands)		$6,038	$4,433

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$14.16	$19.48	$16.62
Income from investment operations
Net investment income (loss)	(.16)	(.19)	(.14)
Net realized and unrealized gain (loss)	(2.29)	(4.99)	3.00
Total from investment operations	(2.45)	(5.18)	2.86
Distributions from
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	(2.45)	(5.32)	2.86
Net asset value, ending	$11.71	$14.16	$19.48

Total return*	(17.28%)	(26.76%)	17.21%
Ratios to average net assets:
Net investment income (loss)	(1.10%)	(1.14%)	(1.15%)
Total expenses	2.47%	2.38%	2.35%
Expenses before offsets	2.47%	2.38%	2.35%
Net expenses	2.45%	2.32%	2.27%
Portfolio turnover	36%	39%	43%
Net assets, ending (in thousands)	$3,060	$3,376	$4,674

See notes to financial highlights.

Enhanced Equity Portfolio

Financial Highlights
		Periods Ended
	January 18,	September 30,	September 30,
Class I Shares	2002(z)	2001	2000
Net asset value, beginning	$14.84	$20.04	$16.89
Income from investment operations
Net investment income	.02	.07	.07
Net realized and unrealized gain (loss)	1.62	(5.13)	3.13
Total from investment operations	1.64	(5.06)	3.20
Distributions from
Net investment income	--	--	(.05)
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	1.64	(5.20)	3.15
Net asset value, ending	$16.48	$14.84	$20.04

Total return*	11.08%	(25.40%)	18.94%
Ratios to average net assets:
Net investment income	.53% (a)	.38%	.37%
Total expenses	1,022.38%(a)	1.00%	.95%
Expenses before offsets	.77% (a)	.82%	.83%
Net expenses	.75% (a)	.75%	.75%
Portfolio turnover	10%	39%	43%
Net assets, ending (in thousands)	$0	$1	$22,163

		Periods Ended
		September 30,	September 30,
Class I Shares		1999	1998 #
Net asset value, beginning		$13.54	$15.00
Income from investment operations
Net investment income		.11	.04
Net realized and unrealized gain (loss)		3.29	(1.50)
Total from investment operations		3.40	(1.46)
Distributions from
Net investment income		(.05)	----
Total increase (decrease) in net asset value		3.35	(1.46)
Net asset value, ending		$16.89	$13.54

Total return*		25.09%	(9.73%)
Ratios to average net assets:
Net investment income		.65%	.54% (a)
Total expenses		.91%	1.03% (a)
Expenses before offsets		.81%	.81% (a)
Net expenses		.75%	.75% (a)
Portfolio turnover		56%	27%
Net assets, ending (in thousands)		$18,652	$14,897

See notes to financial highlights.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From April 15, 1998 inception.

## From March 1, 1999 inception.

### From March 31, 2000 inception.

#### From November 1, 1999 inception.

(y) The last remaining shareholder in Class I redeemed on June 30, 2003.

(z) The last remaining shareholder in Class I redeemed on January 18, 2002.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The first N-Q filings for this Fund will be for the quarter ending December 31, 2004. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund makes the information on Form N-Q available to shareholders on the Calvert website at www.calvert.com.

Trustee and officer information table

# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA ADAMSON DOB: 09/10/49	Trustee	1989	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	9	Tom's of Maine Calvert Foundation
RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1982	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	17
FREDERICK A. DAVIE, JR. DOB: 04/15/56	Trustee	2001	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	6	Auburn Seminary
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1982	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	19	Ariel Funds Calvert Foundation Calvert Ventures, LLC
JOY V. JONES DOB: 07/02/50	Trustee	1990	Attorney and entertainment manager in New York City.	9
TERRENCE J. MOLLNER, Ed.D. DOB: 12/13/44	Trustee	1982	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	8	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS DOB: 09/07/49	Trustee	1982	She currently serves as Parish Minister to the Northwoods Unitarian Universalist Fellowship in Woodruff, WI, and the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She also has a private practice as a mediator. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School.	6
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & Senior Vice President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	38	Calvert Foundation
D. Wayne Silby, Esq. DOB: 07/20/48	Trustee, Chair & President	1982	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a venture capital firm.	22	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
CATHERINE S. BARDSLEY, Esq. DOB: 10/04/49	Officer	1982	Partner, Kirkpatrick & Lockhart LLP, the Fund's legal counsel.
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Social Investment Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Fund

California Limited-Term Municipal Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Calvert Social Index Fund

Calvert Small Cap Value Fund

Calvert Mid Cap Value Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that John G. Guffey, Jr., an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/03		Fiscal Year ended 9/30/04
	$	%*	$	% *

(a) Audit Fees	$64,900	0%	$67,650	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$13,200	0%	$11,550	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$78,100	0%	$79,200	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:
Fiscal Year ended 9/30/03		Fiscal Year ended 9/30/04
$	%*	$	% *
$66,000	0%*	$0	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2004.

Item 10. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By: /s/ Barbara Krumsiek

Barbara Krumsiek

Senior Vice President -- Principal Executive Officer

Date: November 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara Krumsiek
 Barbara Krumsiek
Senior Vice President -- Principal Executive Officer

Date: November 29, 2004

/s/ D. Wayne Silby
 D. Wayne Silby
President -- Principal Executive Officer

Date: November 24, 2004

/s/ Ronald Wolfsheimer
 Ronald Wolfsheimer
Treasurer -- Principal Financial Officer

Date: November 24, 2004